PROSPECTUS                                                          MAY 1, 1999

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
GROUP VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT
           ---------------
           GROUP RETIREMENT ANNUITY

This prospectus describes the DISCOVERY SELECT(SM) Group Variable Annuity Contracts* (the "Contracts"). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America ("Prudential") to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 as amended (the "Code") and to non-qualified defined contribution annuity plans. In this Prospectus, Prudential may be referred to as either "Prudential" or as "we" or "us". We may refer to a participant under a retirement plan as "you."

We sell one of the Contracts (the "Small Plan Contract") exclusively to retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer participants. We may delegate most of the administrative services in connection with those Contracts to a third party recordkeeper (the "Small Plan Contract Recordkeeper").

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the twenty-two Subaccounts. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund, Inc. (the "Prudential Series Fund") or other listed portfolios (collectively, the "Funds"):

                        THE PRUDENTIAL SERIES FUND, INC.

Money Market Portfolio           Flexible Managed Portfolio  Equity Portfolio
Diversified Bond Portfolio       High Yield Bond Portfolio   Prudential Jennison
Government Income Portfolio      Stock Index Portfolio         Portfolio
Conservative Balanced Portfolio  Equity Income Portfolio     Global Portfolio

--------------------------------------------------------------------------------

                       AIM VARIABLE INSURANCE FUNDS, INC.

       AIM V.I. Growth and Income Fund             AIM V.I. Value Fund

           JANUS ASPEN SERIES                  MFS VARIABLE INSURANCE TRUST
           Growth Portfolio                       Emerging Growth Series
    International Growth Portfolio                    Research Series

        OCC ACCUMULATION TRUST            T. ROWE PRICE EQUITY SERIES, INC.
          Managed Portfolio                      Equity Income Portfolio
         Small Cap Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.         WARBURG PINCUS TRUST
    International Stock Portfolio           Post-Venture Capital Portfolio

You also can allocate contributions to the Guaranteed Interest Account, which guarantees a stipulated rate of interest if held for a specified period of time. In this Prospectus, we do not describe that account in detail. Rather, we mention the Guaranteed Interest Account only where necessary to explain how the Prudential Discovery Select Group Variable Contract Account works.

                                   ----------


In this Prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information ("SAI"), dated May 1, 1999. That SAI is legally a part of this Prospectus. You can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The SEC's mailing address is 450 Fifth Street, N.W., Washington, DC 20549, and its public reference number is (800) SEC-0330.


The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future.


The contents of the SAI with respect to the Contracts appears on page 44 of this Prospectus.


                                   ----------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS. YOU SHOULD READ THOSE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AS WITH ALL VARIABLE ANNUITY CONTRACTS, THE FACT THAT WE HAVE REGISTERED THE CONTRACTS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACTS ARE A GOOD INVESTMENT. NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                             30 Scranton Office Park
                             Scranton, PA 18507-1789
                            Telephone 1-800-458-6333


* DISCOVERY SELECT IS A SERVICE MARK OF PRUDENTIAL

                               PROSPECTUS CONTENTS

                                                                            PAGE
                                                                            ----


GLOSSARY...................................................................    1


BRIEF DESCRIPTION OF THE CONTRACTS.........................................    2

FEE TABLES.................................................................    4


GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY SELECT GROUP
    VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE
    UNDER THE CONTRACTS....................................................   12
    PRUDENTIAL INSURANCE COMPANY OF AMERICA................................   12
    PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT............   13
    THE FUNDS..............................................................   13
    GUARANTEED INTEREST ACCOUNT............................................   17


THE CONTRACTS..............................................................   17
    THE ACCUMULATION PERIOD................................................   18
    ALLOCATION OF PURCHASE PAYMENTS .......................................   19
    ASSET ALLOCATION PROGRAM...............................................   19
    TRANSFERS..............................................................   19
    DOLLAR COST AVERAGING .................................................   21
    AUTO-REBALANCING.......................................................   22
    WITHDRAWALS............................................................   22
    SYSTEMATIC WITHDRAWAL PLAN.............................................   23
    TEXAS OPTIONAL RETIREMENT PLAN.........................................   24
    DEATH BENEFIT..........................................................   25
    DISCONTINUANCE OF CONTRIBUTIONS........................................   26
    LOAN PROVISION.........................................................   27
    MODIFIED PROCEDURES....................................................   28

CHARGES, FEES AND DEDUCTIONS...............................................   28
    ADMINISTRATIVE FEE AND ANNUAL ACCOUNT CHARGE...........................   28
    CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS........................   29
    EXPENSES INCURRED BY THE FUNDS.........................................   29
    WITHDRAWAL CHARGE......................................................   29
    LIMITATIONS ON WITHDRAWAL CHARGE.......................................   30
    PREMIUM TAXES..........................................................   31

FEDERAL TAX STATUS.........................................................   32

EFFECTING AN ANNUITY.......................................................   36
    LIFE ANNUITY WITH PAYMENTS CERTAIN.....................................   37
    ANNUITY CERTAIN........................................................   37
    JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN.......................   37
    PURCHASING THE ANNUITY.................................................   38


OTHER INFORMATION..........................................................   38
    MISSTATEMENT OF AGE OR SEX.............................................   38
    SALE OF THE CONTRACT AND SALES COMMISSIONS.............................   38
    VOTING RIGHTS..........................................................   38
    SUBSTITUTION OF FUND SHARES............................................   39
    PERFORMANCE INFORMATION................................................   39
    REPORTS TO PARTICIPANTS................................................   40
    STATE REGULATION.......................................................   40
    LEGAL PROCEEDINGS......................................................   41
    YEAR 2000 COMPLIANCE...................................................   42
    SUBSEQUENT EVENTS......................................................   43
    STATEMENT OF ADDITIONAL INFORMATION....................................   44
    ADDITIONAL INFORMATION.................................................   44

                                    GLOSSARY


ACCOUNT--See the Prudential Discovery Select Group Variable Contract Account (the "Discovery Account") below.

ACCUMULATION PERIOD--The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account, or the interest rate credited under the Guaranteed Interest Account, as selected.

ANNUITANT--The person or persons designated by the Participant upon whose life or lives monthly annuity payments are based after an annuity is effected.

BENEFICIARY--A person designated by a Participant to receive benefits from funds held under the Contract.

BUSINESS DAY--A day on which both the New York Stock Exchange and Prudential are open for business.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACTHOLDER--The employer, association or trust to which Prudential has issued a Contract.

CONTRACTS--The Group Variable Annuity Contracts that we describe in this Prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code and with non-qualified annuity arrangements. The Small Plan Contract is one of such Contracts.

CONTRACT VALUE--The dollar amount held under a Contract.

EMPLOYER--The sponsor of the retirement plan or non-qualified annuity arrangement.

FUNDS--The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., Janus Aspen Series, MFS Variable Insurance Trust, Warburg Pincus Trust, and OCC Accumulation Trust available under the Contracts.


GENERAL ACCOUNT--The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.


GUARANTEED INTEREST ACCOUNT--An allocation option under the Contract funded by Prudential's General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This Prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT--An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account.

PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Fund Portfolios.


SMALL PLAN CONTRACT--A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.


SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.

UNIT AND UNIT VALUE--We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount. Because of its differing charges, the Small Plan Contract will have different Unit Values than the other Contracts.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations when the net asset values of the Funds are calculated, which is generally as of 4:15 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The Subaccounts.

                       BRIEF DESCRIPTION OF THE CONTRACTS

Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and to nonqualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."


The value of a Participant's investment depends upon the performance of the selected investment option[s]. Currently, there are twenty-two variable investment options, each of which is called a Subaccount. We invest the assets of each Subaccount in one of the Funds listed beginning on page 13. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

Prudential assesses charges under the Contracts for the costs of selling and distributing the Contracts, for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options with respect to all the Contracts. We deduct an administrative charge from the assets held in the variable investment options, which charge is equal to an annual rate of 0.85% for Contracts other than the Small Plan Contract. For the Small Plan Contract, we deduct an administrative charge equal to an annual rate of 1.05% from the assets held in the variable investment options. You can find further details about the administrative charge in the Fee Tables, pages 4 and 5, and under Administrative Fee and Annual Account Charge, page 28.


With respect to Contracts other than the Small Plan Contract, we assess an additional administrative charge of up to $32 per Participant (the annual account charge) on the last Business Day of each calendar year and at the time of a full withdrawal. We will prorate this annual account charge for new Participants on a monthly basis for their first year of participation. With respect to the Small Plan Contract, we assess an annual administrative charge of up to $32 per Participant either (i) quarterly, on or about 14 days after the end of each quarter or (ii) annually, on the last Business Day of the calendar year. We do not prorate this charge for new Participants under the Small Plan Contract.

Under Contracts other than the Small Plan Contract, we may impose a withdrawal charge upon withdrawals made in the first five years after the initial contribution made on behalf of a Participant. The maximum withdrawal charge for such Contracts is 5% of the contributions made on behalf of the Participant. Participants in a Small Plan Contract do not pay a withdrawal charge when they redeem some or all of their Units in the Account or their Participant Account Value in the Guaranteed Interest Account. Instead, Prudential will assess a withdrawal charge of up to 5% of the amount of Participant and Employer contributions that are withdrawn in connection with a full or partial termination by the Employer of its participation in the Small Plan Contract. Prudential will impose this withdrawal charge only during the first 5 years following the effective date of the Small Plan Contract. We will consider an Employer to have fully or partially terminated its participation in the Small Plan Contract if it provides Prudential notice of its intent to terminate the Contract, if the plan terminates or is no longer a qualified plan, or if Prudential terminates the Contract by reason of the Contractholder failing to meet its contractual obligations.

A charge against each of the Funds' assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled Charges, Fees and Deductions, page 28.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See "Withdrawals," page 22. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See "Federal Tax Status," page 32. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.

The procedures set out in this paragraph apply to Contracts other than the Small Plan Contract. You should send all written requests, notices, and transfer requests required by the Contracts (other than withdrawal requests and death benefit claims), to Prudential at the address shown on the cover of this Prospectus. You may effect the telephone transactions that are permitted by your retirement plan by calling Prudential at 1-800-458-6333. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) Fax to Prudential, Attention: Client Payments at: (570) 340-4328. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See "Modified Procedures," page 28.


The procedures described in this paragraph apply exclusively to the Small Plan Contracts. Participants under such Contracts must send all written communications (including written requests to effect a purchase, withdrawal or other transaction) and death benefit claims to the Small Plan Contract Recordkeeper at the address provided by Prudential. Participants may effect certain transactions under their Small Plan Contract, and otherwise communicate with respect to their Contract, by calling the Small Plan Contract Recordkeeper at the telephone number provided by Prudential in Participant enrollment materials. Transactions (including death benefit claims) conveyed to the Small Plan Contract Recordkeeper will be deemed effective on a given Business Day if received in good order prior to 4:00 PM Eastern Time on that Business Day. For purposes of the preceding sentence, we define "good order" generally as an instruction received by the Small Plan Contract Recordkeeper that is sufficiently complete and clear that the Small Plan Contract Recordkeeper does not need to exercise any discretion to follow such instruction. The Small Plan Contract Recordkeeper will forward promptly to Prudential transaction requests and other communications that it receives from Participants in a Small Plan Contract.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. You can find more detailed information about the Contracts in subsequent sections of this Prospectus and in the Contracts themselves.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define "good order" generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

                                    FEE TABLE
                            FOR CONTRACTS OTHER THAN
                             THE SMALL PLAN CONTRACT

PARTICIPANT TRANSACTION EXPENSES

Sales Charge Imposed on Contributions................................    None

Maximum Withdrawal Charge (as a percentage of contributions withdrawn):

 -------------------------------------------------------------------------------
                                           THE WITHDRAWAL CHARGE WILL BE EQUAL
                                            TO THE FOLLOWING PERCENTAGE OF THE
         YEARS OF CONTRACT PARTICIPATION        CONTRIBUTIONS WITHDRAWN
 -------------------------------------------------------------------------------

 First Year                                                5%
 Second Year                                               4%
 Third Year                                                3%
 Fourth Year                                               2%
 Fifth Year                                                1%
 Sixth and Subsequent Years                             No Charge
 -------------------------------------------------------------------------------

Maximum Annual Account Charge..........................................   $32

DISCOVERY ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE PARTICIPANT ACCOUNT VALUE)

       ALL SUBACCOUNTS
       ------------------------
       Mortality and Expense Risk Charge ......................... 0.15%
       Administrative Fee ........................................ 0.85%
                                                                   -----
       Total Separate Account Annual Expenses .................... 1.00%
                                                                   =====

                                    FEE TABLE
                                  FOR THE SMALL
                                  PLAN CONTRACT

PARTICIPANT TRANSACTION EXPENSES

Sales Charge Imposed on Contributions................................    None

Maximum Withdrawal Charge (as a percentage of contributions withdrawn) in connection with a full or partial Contract termination:
 -------------------------------------------------------------------------------
                                           THE WITHDRAWAL CHARGE WILL BE EQUAL
                                            TO THE FOLLOWING PERCENTAGE OF THE
         YEARS OF CONTRACT PARTICIPATION        CONTRIBUTIONS WITHDRAWN
 -------------------------------------------------------------------------------

 First Year                                                5%
 Second Year                                               4%
 Third Year                                                3%
 Fourth Year                                               2%
 Fifth Year                                                1%
 Sixth and Subsequent Years                             No Charge
 -------------------------------------------------------------------------------

Maximum Annual Account Charge..........................................   $32

DISCOVERY ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE PARTICIPANT ACCOUNT VALUE)

       ALL SUBACCOUNTS
       ------------------------
       Mortality and Expense Risk Charge ......................... 0.15%
       Administrative Fee ........................................ 1.05%
                                                                   -----
       Total Separate Account Annual Expenses .................... 1.20%
                                                                   =====

ANNUAL EXPENSES OF THE FUNDS
(AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)



                                                                                   INVESTMENT                 TOTAL      TOTAL
                                                                                   MANAGEMENT    OTHER     CONTRACTUAL   ACTUAL
                                                                                      FEE       EXPENSES    EXPENSES    EXPENSES*
                                                                                   ==============================================
THE PRUDENTIAL SERIES FUND, INC.

   Conservative Balanced Portfolio..............................................     0.55%       0.02%        0.57%       0.57%
   Diversified Bond Portfolio...................................................     0.40%       0.02%        0.42%       0.42%
   Equity Income Portfolio......................................................     0.40%       0.02%        0.42%       0.42%
   Equity Portfolio.............................................................     0.45%       0.02%        0.47%       0.47%
   Flexible Managed Portfolio...................................................     0.60%       0.01%        0.61%       0.61%
   Global Portfolio.............................................................     0.75%       0.11%        0.86%       0.86%
   Government Income Portfolio..................................................     0.40%       0.03%        0.43%       0.43%
   High Yield Bond Portfolio....................................................     0.55%       0.03%        0.58%       0.58%
   Money Market Portfolio ......................................................     0.40%       0.01%        0.41%       0.41%
   Prudential Jennison Portfolio................................................     0.60%       0.03%        0.63%       0.63%
   Stock Index Portfolio........................................................     0.35%       0.02%        0.37%       0.37%

AIM VARIABLE INSURANCE FUNDS, INC.

   AIM V.I. Growth and Income Fund..............................................     0.61%       0.04%        0.65%       0.65%
   AIM V.I. Value Fund..........................................................     0.61%       0.05%        0.66%       0.66%

JANUS ASPEN SERIES(1)

   Growth Portfolio.............................................................     0.72%       0.03%        0.75%       0.68%
   International Growth Portfolio...............................................     0.75%       0.20%        0.95%       0.86%

MFS VARIABLE INSURANCE TRUST

   Emerging Growth Series.......................................................     0.75%       0.10%        0.85%       0.85%
   Research Series..............................................................     0.75%       0.11%        0.86%       0.86%

OCC ACCUMULATION TRUST

   Managed Portfolio............................................................     0.78%       0.04%        0.82%       0.82%
   Small Cap Portfolio..........................................................     0.80%       0.08%        0.88%       0.88%

T. ROWE PRICE(2)

   T. Rowe Price Equity Series, Inc., Equity Income
    Portfolio...................................................................     0.85%       0.00%        0.85%       0.85%
   T. Rowe Price International Series, Inc., International
    Stock Portfolio.............................................................     1.05%       0.00%        1.05%       1.05%

WARBURG PINCUS TRUST(3)

   Post-Venture Capital Portfolio...............................................     1.25%       0.45%        1.70%       1.40%

----------


* Reflects fee waivers and reimbursement of expenses, if any. The following Expense Examples use "Total Actual Expenses."


The purpose of the foregoing tables is to assist Participants in understanding the expenses that they bear, directly or indirectly, relating to the Prudential Discovery Select Group Variable Contract Account and the Funds. The expenses relating to the Funds (other than those in the Prudential Series Fund) have been provided to Prudential by the Funds, and have not been independently verified by Prudential. See the sections on charges in this Prospectus and the accompanying prospectuses for the Funds.

(1) Janus Aspen Series. Fee reductions reduce Management Fees to the level of the corresponding Janus retail fund. Janus has agreed to continue the applicable waivers and fee reductions until at least the next annual renewal of the advisory agreement.

(2) T. Rowe Price Funds: Management Fees include ordinary expenses of operating the funds.

(3) Warburg Pincus Trust. Actual fees and expenses for the fiscal year ended December 31, 1998 were 1.08% and 0.32% for Management Fees and Other Expenses, respectively. Fee waivers and expense reimbursements or credits reduced fees and expenses during 1998 but may be discontinued at any time.


EXAMPLES OF FEES AND EXPENSES

The following examples illustrate the cumulative dollar amount of all the above expenses that you would incur on each $1,000 of investment.




    o   The examples assume a consistent 5% annual return on invested assets.



    o The examples assume that the annual account charge is deducted from the assets of each Subaccount based on a Participant Account Value of $25,000.



THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

TABLE I: CONTRACTS OTHER THAN SMALL PLAN CONTRACT

If a Participant withdraws his entire Participant Account Value from the specified Subaccount just prior to the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested. The cumulative expenses shown below would be incurred with respect to a Participant withdrawal under a Contract other than the Small Plan Contract.


                                                                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                                       ------         -------        -------       --------
THE PRUDENTIAL SERIES FUND, INC.

   Money Market Subaccount ..........................................   $ 66           $ 79           $ 94           $183
   Diversified Bond Subaccount.......................................     66             79             94            184
   Government Income Subaccount......................................     66             79             95            185
   Conservative Balanced Subaccount..................................     67             84            102            201
   Flexible Managed Subaccount.......................................     68             85            104            205
   High Yield Bond Subaccount........................................     67             84            103            202
   Stock Index Subaccount............................................     65             77             92            179
   Equity Income Subaccount..........................................     66             79             94            184
   Equity Subaccount.................................................     66             80             97            190
   Prudential Jennison Subaccount....................................     68             85            105            207
   Global Subaccount.................................................     70             92            117            231


AIM VARIABLE INSURANCE FUNDS, INC.

   AIM V.I. Growth and Income Subaccount.............................     68             86            106            209
   AIM V.I. Value Subaccount.........................................     68             86            107            210

JANUS ASPEN SERIES

   Growth Subaccount.................................................     68             87            108            212
   International Growth Subaccount...................................     70             92            117            231

MFS VARIABLE INSURANCE TRUST

   Emerging Growth Subaccount........................................     70             92            117            230
   Research Subaccount...............................................     70             92            117            231

OCC ACCUMULATION TRUST

   Managed Subaccount................................................     70             91            115            227
   Small Cap Subaccount..............................................     70             93            118            234

T. ROWE PRICE

   T. Rowe Price Equity Series, Inc., Equity Income Subaccount.......     70             92            117            230
   T. Rowe Price International Series, Inc., International Stock
       Subaccount....................................................     72             98            127            251

WARBURG PINCUS TRUST

   Post-Venture Capital Subaccount...................................     76            109            144            286


TABLE II: CONTRACTS OTHER THAN SMALL PLAN CONTRACT

For Contracts other than the Small Plan Contract, if a Participant does not withdraw any portion of his Participant Account Value from the specified Subaccount, or he uses Participant Account Value to effect an annuity as of the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested.


                                                                            1 YEAR         3 YEARS       5 YEARS      10 YEARS
                                                                            ------         -------       -------      --------
THE PRUDENTIAL SERIES FUND, INC.

   Money Market Subaccount ...............................................   $ 16           $ 49         $ 84           $183
   Diversified Bond Subaccount............................................     16             49           84            184
   Government Income Subaccount...........................................     16             49           85            185
   Conservative Balanced Subaccount.......................................     17             54           92            201
   Flexible Managed Subaccount............................................     18             55           94            205
   High Yield Bond Subaccount.............................................     17             54           93            202
   Stock Index Subaccount.................................................     15             47           82            179
   Equity Income Subaccount...............................................     16             49           84            184
   Equity Subaccount......................................................     16             50           87            190
   Prudential Jennison Subaccount.........................................     18             55           95            207
   Global Subaccount......................................................     20             62          107            231


AIM VARIABLE INSURANCE FUNDS, INC.

   AIM V.I. Growth and Income Subaccount..................................     18             56           96            209
   AIM V.I. Value Subaccount..............................................     18             56           97            210

JANUS ASPEN SERIES

   Growth Subaccount......................................................     18             57           98            212
   International Growth Subaccount........................................     20             62          107            231

MFS VARIABLE INSURANCE TRUST

   Emerging Growth Subaccount.............................................     20             62          107            230
   Research Subaccount....................................................     20             62          107            231

OCC ACCUMULATION TRUST

   Managed Subaccount.....................................................     20             61          105            227
   Small Cap Subaccount...................................................     20             63          108            234

T. ROWE PRICE

   T. Rowe Price Equity Series, Inc., Equity Income Subaccount............     20             62          107            230
   T. Rowe Price International Series, Inc., International Stock
    Subaccount............................................................     22             68          117            251

WARBURG PINCUS TRUST

   Post-Venture Capital Subaccount........................................     26             79          134            286


TABLE III: SMALL PLAN CONTRACTS

In the event of a full or partial Contract termination, resulting in a withdrawal from the specified Subaccount just prior to the end of the applicable time period, each Participant would pay the following cumulative expenses on each $1,000 invested.


                                                                            1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                                            ------         -------        -------       --------
THE PRUDENTIAL SERIES FUND, INC.

   Money Market Subaccount ...............................................   $ 68           $ 85          $ 104           $205
   Diversified Bond Subaccount............................................     68             85            105            206
   Government Income Subaccount...........................................     68             85            105            207
   Conservative Balanced Subaccount.......................................     69             90            113            222
   Flexible Managed Subaccount............................................     70             91            115            226
   High Yield Bond Subaccount.............................................     69             90            113            223
   Stock Index Subaccount.................................................     67             84            102            201
   Equity Income Subaccount...............................................     68             85            105            206
   Equity Subaccount......................................................     68             87            107            211
   Prudential Jennison Subaccount.........................................     70             91            116            228
   Global Subaccount......................................................     72             98            127            252


AIM VARIABLE INSURANCE FUNDS, INC.

   AIM V.I. Growth and Income Subaccount..................................     70             92            117            230
   AIM V.I. Value Subaccount..............................................     70             92            117            231

JANUS ASPEN SERIES

   Growth Subaccount......................................................     70             93            118            234
   International Growth Subaccount........................................     72             98            127            252

MFS VARIABLE INSURANCE TRUST

   Emerging Growth Subaccount.............................................     72             98            127            251
   Research Subaccount....................................................     72             96            127            252

OCC ACCUMULATION TRUST

   Managed Subaccount.....................................................     72             97            125            248
   Small Cap Subaccount...................................................     72             99            128            254

T. ROWE PRICE

   T. Rowe Price Equity Series, Inc., Equity Income Subaccount............     72             98            127            251
   T. Rowe Price International Series, Inc., International Stock
    Subaccount............................................................     74            104            137            271

WARBURG PINCUS TRUST

   Post-Venture Capital Subaccount........................................     78            115            154            306


TABLE IV: SMALL PLAN CONTRACTS

If there is no full or partial Contract termination, or the Participant annuitizes, the Participant would pay the following cumulative expenses on each $1,000 invested.


                                                                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                                       ------         -------        -------       --------
THE PRUDENTIAL SERIES FUND, INC.

   Money Market Subaccount ...........................................   $ 18           $ 55           $ 94           $205
   Diversified Bond Subaccount........................................     18             55             95            206
   Government Income Subaccount.......................................     18             55             95            207
   Conservative Balanced Subaccount...................................     19             60            103            222
   Flexible Managed Subaccount........................................     20             61            105            226
   High Yield Bond Subaccount.........................................     19             60            103            223
   Stock Index Subaccount.............................................     17             54             92            201
   Equity Income Subaccount...........................................     18             55             95            206
   Equity Subaccount..................................................     18             57             97            211
   Prudential Jennison Subaccount.....................................     20             61            106            228
   Global Subaccount..................................................     22             68            117            252


AIM VARIABLE INSURANCE FUNDS, INC.

   AIM V.I. Growth and Income Subaccount..............................     20             62            107            230
   AIM V.I. Value Subaccount..........................................     20             62            107            231

JANUS ASPEN SERIES

   Growth Subaccount..................................................     20             63            108            234
   International Growth Subaccount....................................     22             68            117            252

MFS VARIABLE INSURANCE TRUST

   Emerging Growth Subaccount.........................................     22             68            117            251
   Research Subaccount................................................     22             68            117            252

OCC ACCUMULATION TRUST

   Managed Subaccount.................................................     22             67            115            248
   Small Cap Subaccount...............................................     22             69            118            254

T. ROWE PRICE

   T. Rowe Price Equity Series, Inc., Equity Income Subaccount........     22             68            117            251
   T. Rowe Price International Series, Inc., International Stock
    Subaccount........................................................     24             74            127            271

WARBURG PINCUS TRUST

   Post-Venture Capital Subaccount....................................     28             85            144            306




Loans taken by a Participant from a Participant Account may be subject to charges for establishing and maintaining the loan. The examples with respect to the Contracts do not take into account any deduction for such charges. The required table of accumulation unit values, which sets out certain historical information about the value of interests in each Subaccount, appears in the Appendix to this prospectus on Page 45.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
       THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND
                   THE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential is a mutual life insurance company incorporated in 1873 under the laws of the State of New Jersey. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.


Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractowners of Prudential's subsidiaries. Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Contractholders. The individuals covered under a group plan, such as the Participants under a Contract, generally would not be eligible to receive stock or other consideration from Prudential.


Prudential generally is responsible for the administrative and recordkeeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems. With respect to the Small Plan Contracts, Prudential has delegated certain of these administrative and recordkeeping functions to the Small Plan Contract Recordkeeper. Currently, the Small Plan Contract Recordkeeper is BISYS Plan Services, L.P., 323 Norristown Road, Ambler, PA 19002.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Prudential established the Prudential Discovery Select Group Variable Contract Account (the "Discovery Account") on February 11, 1997, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a "separate account" under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account's assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential's General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently twenty-two Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future.

THE FUNDS

The following is a list of each Fund, its investment objective and its investment adviser:

THE PRUDENTIAL SERIES FUND, INC.


MONEY MARKET PORTFOLIO. The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The portfolio invests in short-term debt obligations that mature in 13 months or less.

DIVERSIFIED BOND PORTFOLIO. The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The portfolio invests primarily in higher grade debt obligations and high quality money market instruments.

GOVERNMENT INCOME PORTFOLIO. The investment objective is a high level of income over the longer term consistent with the preservation of capital. The portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government.

CONSERVATIVE BALANCED PORTFOLIO. The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

FLEXIBLE MANAGED PORTFOLIO. The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

HIGH YIELD BOND PORTFOLIO. The investment objective is a high total return. The portfolio invests primarily in high yield/high risk debt securities.

STOCK INDEX PORTFOLIO. The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

EQUITY INCOME PORTFOLIO. The investment objective is both current income and capital appreciation. The portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index.

EQUITY PORTFOLIO. The investment objective is capital appreciation. The portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

PRUDENTIAL JENNISON PORTFOLIO. The investment objective is to achieve long-term growth of capital. The portfolio invests primarily in equity securities of major established corporations that offer above average growth prospects.

GLOBAL PORTFOLIO. The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Prudential is the investment advisor for each of the portfolios of the Prudential Series Fund. Prudential has a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Prudential Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.


AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. GROWTH AND INCOME FUND. The Fund's investment objective is to seek growth of capital, with current income as a secondary objective.

AIM V.I. VALUE FUND. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by AIM Advisors, Inc. to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.

AIM Advisors, Inc. serves as the investment adviser to the AIM V.I. Growth and Income Fund and the AIM V.I. Value Fund.

JANUS ASPEN SERIES

GROWTH PORTFOLIO. A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

INTERNATIONAL GROWTH PORTFOLIO. A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

Janus Capital Corporation is the investment adviser to the Growth Portfolio and the International Growth Portfolio, and is responsible for the day-to-day management of the portfolios and other business affairs of the portfolios.

MFS VARIABLE INSURANCE TRUST

EMERGING GROWTH SERIES. This Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

RESEARCH SERIES. The Research Series' investment objective is to provide long-term growth of capital and future income.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to each MFS Series.

OCC ACCUMULATION TRUST (FORMERLY KNOWN AS QUEST FOR VALUE ACCUMULATION TRUST)

MANAGED PORTFOLIO. Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment.

SMALL CAP PORTFOLIO. Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

OpCap Advisors (formerly known as Quest for Value Advisors, the "OCC Manager") is responsible for management of the OCC Accumulation Trust's business. Pursuant to the investment advisory agreement with the OCC Accumulation Trust, and subject to the authority of the Board of Trustees, the OCC Manager supervises the investment operation of the Managed Portfolio and the Small Cap Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the OCC Accumulation Trust.

T. ROWE PRICE

T. ROWE PRICE EQUITY SERIES, INC., EQUITY INCOME PORTFOLIO. The fund's objective is to provide substantial dividend income as well as long-term capital appreciation through investment in common stocks of established companies.

T. ROWE PRICE INTERNATIONAL SERIES, INC., INTERNATIONAL STOCK PORTFOLIO. The fund's objective is long-term growth of capital through investment primarily in common stocks of established, non-U.S. companies.

T. Rowe Price Associates, Inc. is the Investment Manager for the Equity Income Portfolio and Rowe Price-Fleming International, Inc. is the Investment Manager for the International Stock Portfolio.

WARBURG PINCUS TRUST

POST-VENTURE CAPITAL PORTFOLIO. Seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

The Warburg Pincus Trust employs Warburg, Pincus Counselors, Inc. as investment adviser and Abbott Capital Management, L.P. as its sub-investment adviser with respect to a portion of the Post-Venture Capital Portfolio allocated to private limited partnerships or other investment funds.

You can find further information about the Fund portfolios in the accompanying prospectuses for each Fund.

                    -----------------------------------------



The investment advisors to the various Funds charge a daily investment management fee as compensation for their services, as set forth in the table beginning on page 6 and as more fully described in the prospectus for each Fund.

Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds' Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law;
(2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

An affiliate of each of the Funds (other than the portfolios in the Prudential Series Fund) will compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Prudential.

You can review a full description of the Funds in the accompanying prospectuses for each Fund and in the related statements of additional information. You should read those documents in conjunction with this Prospectus. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

GUARANTEED INTEREST ACCOUNT

The Guaranteed Interest Account is a credited interest option available to fund certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential's General Account consists of all assets owned by Prudential other than those in the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

                                  THE CONTRACTS


Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an IRA, a Participant's spouse may also become a Participant. Prudential may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this Prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that Prudential pays under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer's plan. This may also be true with respect to certain non-qualified annuity arrangements. Notwithstanding the foregoing, the rules for Section 457 plans established by state and local governments would be similar to those specified in this paragraph.


Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant's exercise of certain rights under a Contract. Participants should check the provisions of their Employer's plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

THE ACCUMULATION PERIOD

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.


Ordinarily, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential at the address shown on the cover page of this Prospectus or such other address as may be communicated by Prudential. Under certain Contracts (including the Small Plan Contract), an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record-keeper. See "Modified Procedures," page 28.


Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount's Unit Value determined as of the end of the Valuation Period during which the contribution is received by Prudential at the address shown on the cover page of this Prospectus or such other address as may be communicated in writing by Prudential.

Prudential will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the Prudential Series Fund Money Market Subaccount upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to its initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the Money Market Subaccount were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount. Prudential will reduce the number of Units credited to a Participant in a Subaccount to reflect any annual account charge.

Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount's Unit Value on that day.

Prudential set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day. Because of its differing charges, the Small Plan Contract will have a different Unit Value than the other Contracts.

Prudential determines the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

ALLOCATION OF PURCHASE PAYMENTS


A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. With respect to Contracts other than the Small Plan Contract, a Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper written instruction or by telephoning Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 at the toll-free number provided by Prudential, once a Participant has provided the appropriate identification to effect a telephone transaction. With respect to the Small Plan Contract, Participants may change the way in which subsequent contributions are allocated by submitting complete written instructions to the Small Plan Contract Recordkeeper at the address provided by Prudential. See Transfers, below.


ASSET ALLOCATION PROGRAM

Prudential may make available an Asset Allocation Program to assist Participants in determining how to allocate purchase payments. If a Participant chooses to participate in the program, the Participant may do so by utilizing a form available in the employee enrollment kit. The form will include a series of illustrations depicting various asset allocation models based on age and risk tolerance. In the future, Prudential may make available a more comprehensive model based on an internet web site for use by Participants. Prudential offers the Asset Allocation Program at no charge to the Participant. A Participant is under no obligation to participate in the program or to invest according to the program recommendations. A Participant may ignore, in whole or in part, the investment allocations provided by the program.

Prudential regards the Asset Allocation Program as an aid in making purchase payment allocations. You should not view the Program as any guarantee of investment return. You also should realize that there can be no assurance that any Fund portfolio will attain its investment objectives. As a Participant, you should consider reviewing your investor profile questionnaire annually, and each time your investor profile changes.

TRANSFERS

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one

Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. Under certain Contracts, Prudential may require that transfer requests pertaining to the Guaranteed Interest Account or the Subaccounts be effected in terms of whole number percentages only, and not by dollar amount. A Participant may make transfers by proper written notice to Prudential (or to the Small Plan Contract Recordkeeper, with respect to such Contracts), or by telephone, internet or telecopy, depending on the terms of the arrangement applicable to the Participant.


If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. A Participant may decline telephone privileges on a form supplied by the Contractholder or Prudential. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change. The Small Plan Contract Recordkeeper also has adopted procedures designed to ensure that requests by telephone are genuine, and similarly disclaims responsibility for unauthorized telephone transactions and for telephone calls that may not get through.


Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.


Prudential did not design the Contracts for professional market timing organizations or other organizations or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Discovery Account and the Funds, and Prudential will discourage such a practice. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.

Prudential may stipulate different procedures for Contracts under which an entity other than Prudential provides record keeping services. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.

Certain Contracts, including the Small Plan Contract, may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as "competing" with Prudential's General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a "competing" option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the

Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a "transfer date" which is the Business Day specified in the Contractholder's request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant's Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less the applicable withdrawal and annual account charges, will be transferred to the designated alternate funding agency in cash.


Subject to any conditions or limitations regarding transfers contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can:

     o continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

     o transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.


Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which a proper transfer request is received at Prudential (or the Small Plan Contract Recordkeeper, in the case of the Small Plan Contract).


From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require Prudential to give an exchanging variable annuity contractholder "credit", for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

DOLLAR COST AVERAGING

Prudential may make available an administrative feature called Dollar Cost Averaging ("DCA"). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the variable investment options and into one or more other variable investment options. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time.

Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to the administrative services agreement. Such an amendment would have to be agreed to in writing by both Prudential and the Contractholder.

AUTO-REBALANCING

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant's initial investment allocation of variable investment options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to the administrative services agreement, which would have to be agreed to in writing by both Prudential and the Contractholder.

WITHDRAWALS

Under certain circumstances as described in the retirement arrangement under which he is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant's salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant's right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70, separation of service, or for unforeseeable emergencies.

With respect to all Contracts, you may specify from which investment options you would like the withdrawal processed. You may specify the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s). If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options.


Only amounts that you withdraw from contributions (including full withdrawals) may be subject to a withdrawal charge. For purposes of determining withdrawal charges, we consider withdrawals as having been made first from contributions. See Withdrawal Charge, page 29. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential (or the Small Plan Contract Recordkeeper, in the case of the Small Plan Contract).

Prudential will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request. We will pay the amount of any withdrawal requested, less any applicable tax withholding, withdrawal charge and/or annual account charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.


SYSTEMATIC WITHDRAWAL PLAN

If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he invests. A Participant may arrange for systematic withdrawals only if at the time he elects to have such an arrangement, the balance in his Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.


Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable. Participants who have not reached age 59 1/2 may incur substantial tax penalties. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by beneficiaries must satisfy certain minimum distribution rules. See "Federal Tax Status," page 32.


You may arrange systematic withdrawals only pursuant to an election on a form approved by Prudential. Under certain types of retirement arrangements, an election to arrange for systematic withdrawals by a married Participant must be consented to in writing by the Participant's spouse, with signatures notarized or witnessed by an authorized plan representative. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his Participant Account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

Prudential will take systematic withdrawals first out of the Participant's investment, if any, in the Guaranteed Interest Account until that amount is exhausted. Thereafter, Prudential will take systematic withdrawals pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.


A Participant may change the frequency, amount or duration of his systematic withdrawals by submitting a form to Prudential or Prudential's designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.


A Participant may at any time instruct Prudential to terminate the Participant's systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant's other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.


Currently, Prudential does not impose a withdrawal charge upon systematic withdrawals. However, Prudential may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. Prudential would impose any such charge only on Contracts other than the Small Plan Contract in accordance with the withdrawal charge schedule set out in the Fee Table. Prudential currently permits a Participant who is receiving systematic withdrawals and over the age of 59 1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of his balances in the Participant Account and the Guaranteed Interest Account without the application of the withdrawal charge.


TEXAS OPTIONAL RETIREMENT PROGRAM

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program ("Texas Program").

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant's contribution. Texas' contributions will be credited to the Participant Account. Until the Participant begins his second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas' contributions. If the Participant does not commence his second year of Texas Program participation, the value of those Units representing Texas' contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant's death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant's interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant's Texas Program participation.

DEATH BENEFIT

When Prudential receives due proof of a Participant's death and a claim and payment election submitted on a form approved by us, we will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges). The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this Prospectus. For certain Contracts, such as the Small Plan Contract, a death benefit claim should be sent to a designated record keeper rather than Prudential.

With respect to Contracts other than the Small Plan Contract, Prudential will pay the death benefit, according to the Participant's instructions, in:

     o    one sum as if it were a single withdrawal,

     o    systematic withdrawals,

     o    an annuity, or

     o    a combination of the three.


Any such payment will be subject to the minimum distribution rules of Code
Section 401(a)(9) as described below under "Federal Tax Status." With respect to the Small Plan Contract, the death benefit payment option listed in the fourth bullet immediately above may not be available, although the other options are available. If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:


     o    to receive a one sum cash payment;

     o to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

     o to receive regular payments in accordance with the systematic withdrawal plan; or

     o    a combination of all or any two of (a), (b), and (c) above.


Unless restricted by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant's death the beneficiary elects to receive a one-sum cash payment of the entire Participant Account, including the balance in all Subaccounts, the total amount that Prudential will make available to the beneficiary will be the greatest of:

     o the Participant's Account Value as of the date Prudential receives a death benefit payment request in good order;

     o the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and

     o the greatest of the Participant's Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the Contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." A "qualified pre-retirement survivor annuity" is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant's date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant's designated beneficiary.


Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity purchased for himself may choose from among the available forms of annuity. See "Effecting an Annuity," page 36. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See "Federal Tax Status" section of this Prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a one sum cash payment to the beneficiary, after deducting the annual account charge. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.


Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

     o    the beneficiary may make no contributions; and

     o    the beneficiary may not take a loan; and

     o    no withdrawal charge will be imposed upon withdrawals.

DISCONTINUANCE OF CONTRIBUTIONS

By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days' advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.
                                       26

The fact that contributions on a Participant's behalf are discontinued does not otherwise affect the Participant's rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value (less the annual account charge) as of the date of cancellation.


LOAN PROVISION

The loans described in this section are generally available to Participants in 401(a) plans and 403(b) programs. The interest rate and other terms and conditions of the loan may vary from Contract to Contract.

For plans that are subject to ERISA, it is the responsibility of the Contract trustee or fiduciary to ensure that the interest rate or other terms and conditions of the loan comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, which involve the variable investment options, work as follows. The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of:

     o $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan, or

     o 50% of the value of the Participant's vested interest under a Contract.

Generally, in the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Prudential invests those payments in the Subaccounts chosen by the Participant. With respect to Contracts other than the Small Plan Contract, the Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. With respect to Contracts other than the Small Plan Contract, if the Participant does not specify the Subaccounts from which the loan amount is deducted, we will deduct the loan amount pro rata from the Participant Account Value in the Subaccounts. With respect to the Small Plan Contract, we deduct amounts borrowed from a Participant's Subaccounts on a pro rata basis. With respect to such Contracts, amounts that a Participant repays on a loan are applied to a Participant's Subaccounts based on the Participant's current contribution allocations.

The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the Employer. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service.

Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential will not accept a personal check as payment of the loan application fee. Prudential also imposes an annual charge of up to $60 as a loan maintenance fee for recordkeeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. This annualized loan maintenance charge will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. With respect to Contracts other than the Small Plan Contract, Prudential will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then deduct the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, Prudential will deduct the loan maintenance fee pro rata from each of the Participant's Subaccounts.

MODIFIED PROCEDURES

Under certain Contracts, but not the Small Plan Contract, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract's record keeper rather than Prudential. The record-keeper is the Contractholder's agent, not Prudential's agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which Prudential receives appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

                          CHARGES, FEES AND DEDUCTIONS

ADMINISTRATIVE FEE AND ANNUAL ACCOUNT CHARGE

Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at an effective annual rate of 0.85% for Contracts other than the Small Plan Contract, and at an effective annual rate of 1.05% for the Small Plan Contracts.

Prudential deducts an annual account charge for recordkeeping and other administrative services pro rata from each Participant Account or bills this charge directly to the Employer. This annual account charge is payable to Prudential. With respect to Contracts other than the Small Plan Contract, Prudential imposes this charge on the last Business Day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account. With respect to the Small Plan Contract, Prudential assesses the annual account charge either:

     o    quarterly, on or about 14 days after the end of each quarter, or

     o    annually, on the last Business Day of the calendar year.

With respect to Contracts other than the Small Plan Contract, Prudential will pro rate the annual account charge for new Participants for the first year of their participation, based on the number of full months remaining in the calendar year after the first contribution is received. With respect to the Small Plan Contract, Prudential will not pro rate the annual account charge for new Participants. With respect to Contracts other than the Small Plan Contract, if a

Participant Account is canceled before the end of the year, Prudential will impose the charge on the date that the Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). Prudential will not impose the annual account charge, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1 of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant, and will be subject to a new annual account charge.

For all Contracts, the aggregate annual account charge for each Participant will not be greater than $32. With respect to Contracts other than the Small Plan Contract, Prudential will first assess the charge against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, Prudential will then assess the charge against any one or more of the Subaccounts in which the Participant is invested. With respect to the Small Plan Contract, the aggregate annual account charge may be paid directly by the Participant's Employer, or may be deducted from a Participant's Account Value pro rata from each of the Participant's Subaccounts. Prudential may waive or eliminate the annual account charge where its costs of administration are less. Such lesser costs may be attributable to economies of scale associated with the amount of the Contractholder's Plan assets and the fact that the Contractholder itself performs administrative services that Prudential otherwise would perform.

CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS

Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential assesses the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts for all of the Contracts.

EXPENSES INCURRED BY THE FUNDS

Participants indirectly bear the charges and expenses of the Funds. You can review details about investment management fees and other Fund expenses in the fee table and in the accompanying prospectuses for the Funds and the related statements of additional information.

WITHDRAWAL CHARGE

With respect to Contracts other than the Small Plan Contract, Prudential may assess a withdrawal charge upon full or partial withdrawals. The charge compensates Prudential for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. Prudential does not impose a withdrawal charge whenever earnings are withdrawn.

With respect to Contracts other than the Small Plan Contract, the amount of the withdrawal charge that Prudential imposes upon any withdrawal depends upon the number of years of a Participant's participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date when the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to Prudential, is received by Prudential. Such participation ends on the date when the Participant Account under the Contract is canceled. In the event of such cancellation, Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The table below describes the maximum amount of the withdrawal charge that Prudential deducts with respect to Contracts other than the Small Plan Contract.

-----------------------------------------------------------------------------
                                      THE WITHDRAWAL CHARGE WILL BE EQUAL
                                      TO THE FOLLOWING PERCENTAGE OF THE
   YEARS OF CONTRACT PARTICIPATION           CONTRIBUTIONS WITHDRAWN
-----------------------------------------------------------------------------
First Year                                            5%
Second Year                                           4%
Third Year                                            3%
Fourth Year                                           2%
Fifth Year                                            1%
Sixth and Subsequent Years                         No Charge
-----------------------------------------------------------------------------


We determine the withdrawal charge applicable to the Small Plan Contract in a different manner from what is described in the preceding paragraphs. Under the Small Plan Contract, a Participant making a full or partial withdrawal does not pay the withdrawal charge indicated above. Instead, withdrawal charges under the Small Plan Contract are triggered only when the Employer to which the Contract was issued terminates the Contract in whole or in part. Under full termination of the Contract, Prudential assesses the withdrawal charge against the Employer based on the total value of contributions withdrawn under the terminated Contract. Under a partial termination of the Contract, Prudential assesses the withdrawal charge only against those assets withdrawn by reason of a specified group, classification or type of employee leaving the Plan as a result of a corporate merger, restructuring, or other comparable employer-initiated event. For example, an Employer may sell a portion of its business that in turn requires that one-half of its employees commence work for a new employer, under a new qualified retirement plan not covered under the Contract. Prudential would assess the withdrawal charge against the Employer based on the total value of contributions of affected employees withdrawn as a consequence of the partial termination. The Employer may pass this charge on to affected employees.

Each Participant's Account Value that is withdrawn in connection with such a full or partial Contract termination may be subject to a withdrawal charge. The amount of the withdrawal charge varies depending on the number of years that have elapsed since the Small Plan Contract became effective. Specifically, the withdrawal charge is equal to 5% of contributions withdrawn during the first year of the Contract, and the charge declines by one percentage each year thereafter. After five complete years have elapsed from the effective date of the Small Plan Contract, we no longer deduct a withdrawal charge. This withdrawal charge compensates Prudential and its affiliates for the costs associated with contacting Small Plans and their participants and initially establishing Plan and Participant records.

In general, Prudential will reduce the proceeds received by a Participant upon any withdrawal by the amount of any withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes of contracts (e.g., contracts exchanged from existing contracts).


LIMITATIONS ON WITHDRAWAL CHARGE

We will not impose a withdrawal charge with respect to contributions withdrawn for any of the following purposes:

     o    to purchase an annuity

     o    to provide a death benefit

     o    pursuant to a systematic withdrawal plan generally

     o    to provide a minimum distribution payment

     o in cases of financial hardship or disability retirement as determined pursuant to provisions of the Employer's retirement arrangement

     o    roll-over contributions.

Further, for all plans other than IRAs, we will impose no withdrawal charge upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

Contributions that you transfer among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but we impose no withdrawal charge upon them. Those contributions will, however, be considered as contributions to the receiving Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.


We consider loans to be withdrawals from the Subaccounts from which the loan amount was deducted. However, we do not consider a loan to be a withdrawal from the Contract. Therefore, we do not impose a withdrawal charge upon loans. However, we will treat the principal portion of any loan repayment as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, we will treat the outstanding balance of the loan as a withdrawal for purposes of the withdrawal charge. We will deduct the withdrawal charge from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, we will deduct the withdrawal charge from the Participant's other Subaccounts and the Guaranteed Interest Account.


Prudential may impose withdrawal charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect Prudential's anticipation that lower sales costs will be incurred, or less sales services will be performed, with respect to such Contracts due to economies arising from:

     o    the utilization of mass enrollment procedures; or

     o the performance of sales functions, which Prudential would otherwise be required to perform, by the Contractholder, an Employer, or by a third party on their behalf; or

     o an accumulated surplus of charges over expenses under a particular Contract.

Generally, we lower or waive the withdrawal charge depending on the amount of local service the Contractholder requires. In addition, we may lower the charge if required by state law.

PREMIUM TAXES

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's Account Value is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's Account to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities. However, the rates in those that do currently range from 0.5% to 5%.

                               FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

ANNUITY QUALIFICATION


This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. Prudential believes the Contracts are annuity contracts under the tax rules. However, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.


TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons ("Keogh plans"), simplified employee pension plans ("SEPs"), individual retirement plan accounts ("IRAs"), Roth IRAs, and tax-deferred annuities ("TDAs"). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.


The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called "Section 457 Plans" after the Internal Revenue Code section that governs their structure). The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of Entity Owners on page 36, which may be applicable in certain circumstances.


CONTRIBUTIONS

In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes.

EARNINGS


Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.


DISTRIBUTIONS OR WITHDRAWALS

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59-1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five years.

MINIMUM DISTRIBUTION RULES

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70-1/2 or (2) the Participant retires. The following exceptions apply:

     o For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

     o Roth IRAs are not subject to these pre-death minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Participant Account has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant's date of death. If the Participant dies before distributions have begun (or are treated as having begun) the entire interest in his Participant Account must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which the Participant dies and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy (except that with respect to distributions from a Section 457 Plan, such period cannot exceed 15 years). Special rules apply where the deceased Participant's spouse is his designated beneficiary.

In addition to the above rules, with respect to a Section 457 Plan, any distribution that is payable over a period of more than one year can only be made in substantially non-increasing amounts no less frequently than annually.

An excise tax applies to Participants or beneficiaries who fail to take the minimum distribution in any calendar year.

TAXES PAYABLE BY PARTICIPANT

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDER

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns all or part of the Contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.
                                       34

PENALTY TAXES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

     o the amount is paid on or after age 59-1/2 or the death of the Participant;

     o the amount received is attributable to the Participant becoming disabled;

     o the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or

     o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).


If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59-1/2 (or before the end of the five year period beginning with the first payment and ending after age 59-1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon the death of a Participant, as discussed further below.

REQUIRED DISTRIBUTIONS UPON DEATH OF PARTICIPANT

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

ENTITY OWNERS

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

WITHHOLDING

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; or (3) distributions required as minimum distributions. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Taxes on Prudential


Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


                              EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential's General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.
                                       36

Prudential generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain elections of payouts which are not qualified joint and survivor annuities must include the consent and signatures of the Participant and his spouse and must be notarized or witnessed by an authorized plan representative. A "qualified joint and survivor annuity" is an annuity for the Participant's lifetime with at least 50% of the amount payable to the Participant continued after the Participant's death to his or her spouse, if then living.


Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.


We make the following forms of annuity available to Participants.

LIFE ANNUITY WITH PAYMENTS CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant. Prudential guarantees that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

ANNUITY CERTAIN

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter's lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant's death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33%, 50%, 66%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.

PURCHASING THE ANNUITY

Prudential does not deduct a withdrawal charge from contributions withdrawn to purchase an annuity. If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, Prudential deducts the full annual account charge, unless the annuity becomes effective on January 1 of any year. Prudential applies the resulting amount, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

Prudential guarantees the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

                                OTHER INFORMATION

MISSTATEMENT OF AGE OR SEX


If an annuitant's stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.


SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC ("PIMS"), a wholly-owned direct subsidiary of Prudential, acts as the principal underwriter of the Contract. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, NJ 07102. The Contract is sold by registered representatives of PIMS who are also authorized by state insurance departments to do so. The maximum commission that we will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 3.0% of the purchase payment.

VOTING RIGHTS

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, Prudential votes the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.


The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give Prudential instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.


Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.

SUBSTITUTION OF FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contractholders and Participants. This may occur because of investment policy changes, tax law changes, the unavailability of shares for investment or at the discretion of Prudential. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, we would have to obtain the approval of the SEC, and possibly one or more state insurance departments. We would notify Contractholders and Participants of any such substitution.

PERFORMANCE INFORMATION


We may depict performance information for the Subaccounts in advertising and reports to current and prospective Contractholders and Participants. Performance information is based on the historical investment experience of the Funds, adjusted to take charges under the Contract into account, and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment over a stipulated period, and assume a surrender of the Contract at the end of the period. Total return quotations reflect changes in unit values and the deduction of applicable charges including any applicable withdrawal charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Subaccount over a specified seven-day period. Effective yield is calculated in a similar manner, except that income earned is assumed to be reinvested.

Reports or advertising may include comparative performance information, including, but not limited to:

     o    comparisons to market indices,

     o    comparisons to other investments,

     o    performance rankings,

     o    personalized illustrations of historical performance, and

     o    data presented by analysts or included in publications.

See Performance Information in the Statement of Additional Information for recent performance information.

REPORTS TO PARTICIPANTS

Prudential will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send each Participant annual and semi-annual reports for the applicable Funds.

STATE REGULATION

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential's legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets, sampling techniques to check the performance by Prudential of its contracts and an examination of the manner in which divisible surplus has been apportioned and distributed to policyholders and Contractholders. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential's investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are "unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law." New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.


In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

LEGAL PROCEEDINGS


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgment in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgment approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the district court's approval of the Stipulation of Settlement on July 23, 1998. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

Pursuant to the Settlement, Prudential agreed to provide and has been implementing an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance Contracts. As of December 31, 1998, based on an analysis of claims actually remedied, a sample of claims still to be remedied, and estimates of additional liabilities associated with the ADR program, management estimated the cost, before taxes, of remedying policyholder claims in the ADR process to be approximately $2.56 billion. While management believes these to be reasonable estimates based on available information, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.

YEAR 2000 COMPLIANCE

THE YEAR 2000 ISSUE

The services provided to a Contractholder or Participant in the Discovery Select Group Retirement Annuity depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with the Discovery Select Group Retirement Annuity could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential organized its Year 2000 efforts around the following three areas:

     o BUSINESS SYSTEMS - Computer programs directly used to support our business;

     o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

     o BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June, 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure has been thoroughly tested. Presently, a small number of midrange computers, and building and facilities systems are in the testing phase. We expect to have the infrastructure implementation process completed by June, 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue would total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of the Discovery Select Group Retirement Annuity. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on the Discovery Select Group Retirement Annuity.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we cannot be 100% certain that we are completely prepared, particularly because we cannot be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with Discovery Select Group Retirement Annuity will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of the Discovery Select Group Retirement Annuity involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

SUBSEQUENT EVENTS

On December 10, 1998, Prudential announced that it had entered into definitive agreements for Aetna to acquire, subject to regulatory approval and certain other conditions, Prudential's healthcare business for $1 billion. The transaction is expected to be completed in the second quarter of 1999. Included in this transaction are the Prudential HealthCare Health Maintenance Organization (HMO), Point of Service (POS), Preferred Provider Organization
(PPO), and indemnity health lines as well as its dental business.

STATEMENT OF ADDITIONAL INFORMATION

                                                                                                                       Page
                                                                                                                       ----
The contents of the Statement of Additional Information include:

Definitions..............................................................................................................2
Other Contract Provisions................................................................................................2
Administration...........................................................................................................2
Performance Information..................................................................................................3
Directors of Prudential..................................................................................................9
Officers of Prudential..................................................................................................11
Sale of Contracts.......................................................................................................14
Legal Matters...........................................................................................................14
Experts.................................................................................................................14
Financial Statements of the Discovery Account..........................................................................A-1
Consolidated financial statements of The Prudential Insurance Company of America and subsidiaries .....................B-1

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

You may obtain further information, including the Statement of Additional Information, from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.


                                                                                                                    APPENDIX

                                                  ACCUMULATION UNIT VALUES
                                          CONTRACTS OTHER THAN SMALL PLAN CONTRACT
                               THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
                                              (CONDENSED FINANCIAL INFORMATION)

                                                                           SUBACCOUNTS
                                      -------------------------------------------------------------------------------------
                                            PRUDENTIAL           PRUDENTIAL           PRUDENTIAL            PRUDENTIAL
                                           SERIES FUND           SERIES FUND          SERIES FUND          SERIES FUND
                                           MONEY MARKET       DIVERSIFIED BOND     GOVERNMENT INCOME  CONSERVATIVE BALANCED
                                      -------------------------------------------------------------------------------------
                                        01/01/98    7/31/97*  01/01/98  7/31/97* 01/01/98    7/31/97* 01/01/98   7/31/97*
                                           TO         TO        TO        TO        TO         TO        TO        TO
                                        12/31/98   12/31/97  12/31/98  12/31/97  12/31/98   12/31/97  12/31/98  12/31/97
                                      -------------------------------------------------------------------------------------
1. Beginning of period (rounded)......  $  10.08   $  10.00  $  10.07  $  10.00  $   10.27  $  10.00  $  10.03  $  10.00
2. End of period (rounded)............  $  10.52   $  10.08  $  10.68  $  10.07  $   11.10  $  10.27  $  11.10  $  10.03
3. Accumulation Units Outstanding
      at end of period................    42,992        815    63,041       542     33,914        60   146,440       563
                                        --------- -------------------- --------- -------------------- --------- ---------


                                                                           SUBACCOUNTS
                                      ----------------------------------------------------------------------------------
                                             PRUDENTIAL         PRUDENTIAL         PRUDENTIAL           PRUDENTIAL
                                             SERIES FUND       SERIES FUND         SERIES FUND          SERIES FUND
                                          FLEXIBLE MANAGED   HIGH YIELD BOND       STOCK INDEX         EQUITY INCOME
                                      ----------------------------------------------------------------------------------
                                       01/01/98   7/31/97* 01/01/98  7/31/97*   01/01/98   7/31/97* 01/01/98    7/31/97*
                                          TO        TO        TO        TO         TO        TO        TO         TO
                                       12/31/98  12/31/97  12/31/98  12/31/97   12/31/98  12/31/97  12/31/98   12/31/97
                                      ----------------------------------------------------------------------------------
1. Beginning of period (rounded)...... $   9.99  $  10.00  $  10.37  $   10.00  $  10.29  $  10.00  $  10.48   $  10.00
2. End of period (rounded)............ $  10.90  $   9.99  $  10.02  $   10.37  $  13.09  $  10.29  $  10.13   $  10.48
3. Accumulation Units Outstanding
      at end of period................  149,274     4,286    19,787      1,952   382,563     1,890    53,578      1,171
                                       ------------------- --------- -------------------- --------- --------- ----------


                                                                           SUBACCOUNTS
                                      ------------------------------------------------------------------------------------

                                             PRUDENTIAL          PRUDENTIAL          PRUDENTIAL
                                             SERIES FUND        SERIES FUND          SERIES FUND           AIM V.I.
                                               EQUITY             JENNISON             GLOBAL         GROWTH AND INCOME
                                      ------------------------------------------------------------------------------------
                                        01/01/98    7/31/97* 01/01/98   7/31/97* 01/01/98    7/31/97* 01/01/98   7/31/97*
                                           TO         TO        TO        TO        TO         TO        TO        TO
                                        12/31/98   12/31/97  12/31/98  12/31/97  12/31/98   12/31/97  12/31/98  12/31/97
                                      ------------------------------------------------------------------------------------
1. Beginning of period (rounded)......  $  10.12   $  10.00  $   9.87  $  10.00  $    8.95  $  10.00  $   9.79  $  10.00
2. End of period (rounded)............  $  10.96   $  10.12  $  13.43  $   9.87  $   11.08  $   8.95  $  12.37  $   9.79
3. Accumulation Units Outstanding
      at end of period................   769,653      2,907    77,040     3,111    124,465     1,576    16,899     1,122
                                        --------- -------------------- --------- -------------------- --------- ---------


                                                                           SUBACCOUNTS
                                      -----------------------------------------------------------------------------------
                                                                                        JANUS
                                                                   JANUS                ASPEN
                                             AIM V.I.              ASPEN            INTERNATIONAL             MFS
                                              VALUE               GROWTH               GROWTH          EMERGING GROWTH
                                      -----------------------------------------------------------------------------------
                                        01/01/98   7/31/97* 01/01/98   7/31/97*  01/01/98   7/31/97* 01/01/98    7/31/97*
                                           TO        TO        TO        TO         TO        TO        TO         TO
                                        12/31/98  12/31/97  12/31/98  12/31/97   12/31/98  12/31/97  12/31/98   12/31/97
                                      -----------------------------------------------------------------------------------
1. Beginning of period (rounded)......  $   9.89  $  10.00  $   9.92  $   10.00  $   9.44  $  10.00  $   9.95   $  10.00
2. End of period (rounded)............  $  12.97  $   9.89  $  13.33  $    9.92  $  10.96  $   9.44  $  13.23   $   9.95
3. Accumulation Units Outstanding
      at end of period................    37,442     1,738    43,275        462    34,735       942    61,164        470
                                       -------------------- --------- -------------------- --------- --------- ----------


                                                                 SUBACCOUNTS
                                      ----------------------------------------------------------------
                                                                                         OCC
                                                                     OCC             ACCUMULATION
                                                  MFS            ACCUMULATION           TRUST
                                               RESEARCH         TRUST MANAGED         SMALL CAP
                                      ----------------------------------------------------------------
                                          01/01/98  7/31/97* 01/01/98   7/31/97* 01/01/98    7/31/97*
                                             TO       TO        TO        TO        TO         TO
                                          12/31/98 12/31/97  12/31/98  12/31/97  12/31/98   12/31/97
                                      ----------------------------------------------------------------
1. Beginning of period (rounded)......  $   9.67   $  10.00  $  10.13  $  10.00  $   10.20  $  10.00
2. End of period (rounded)............  $  11.82   $   9.67  $  10.75  $  10.13  $    9.19  $  10.20
3. Accumulation Units Outstanding
      at end of period................    14,548        779    23,869     2,135     12,742     2,781
                                        --------- -------------------- --------- --------------------


                                                                 SUBACCOUNTS
                                      ---------------------------------------------------------------

                                                                                  WARBURG PINCUS
                                          T. ROWE PRICE        T. ROWE PRICE       POST-VENTURE
                                          EQUITY INCOME     INTERNATIONAL STOCK       CAPITAL
                                      ---------------------------------------------------------------
                                        01/01/98   7/31/97*  01/01/98   7/31/97* 01/01/98   7/31/97*
                                           TO        TO         TO        TO        TO        TO
                                        12/31/98  12/31/97   12/31/98  12/31/97  12/31/98  12/31/97
                                      ---------------------------------------------------------------
1. Beginning of period (rounded)......  $  10.54  $  10.00   $   8.92  $  10.00  $  10.08  $   10.00
2. End of period (rounded)............  $  11.38  $  10.54   $  10.24  $   8.92  $  10.64  $   10.08
3. Accumulation Units Outstanding
      at end of period................    26,852     1,704      6,523       216     6,039          5
                                        --------- --------- -------------------- --------- ----------

* Commencement of Operations

                   DISCOVERY SELECT GROUP RETIREMENT ANNUITY



         Discovery Select Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark,
              NJ. It is offered through these affiliated Prudential
             subsidiaries: Prudential Securities Incorporated; Pruco
            Securities Corporation; Prudential Investment Management
                                  Services LLC.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                              Newark, NJ 07102-3777

                             PRUDENTIAL INVESTMENTS
                          3 Gateway Center, 12th Floor
                              Newark, NJ 07102-4077















                                [Prudential Logo]

               DISCOVERY SELECT(SM) is a service mark of Prudential.



DS.PU.002.0599

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 1999


                                DISCOVERY SELECT
                            GROUP RETIREMENT ANNUITY

                                DISCOVERY SELECT
                        GROUP VARIABLE ANNUITY CONTRACTS
                                 ISSUED THROUGH

                      THE PRUDENTIAL DISCOVERY SELECT GROUP
                            VARIABLE CONTRACT ACCOUNT


The Prudential Insurance Company of America ("Prudential") offers the DISCOVERY SELECT(SM) Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and with non-qualified annuity arrangements on a continuous basis. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the twenty-two Subaccounts of The Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Janus Aspen Series, MFS Variable Insurance Trust, OCC Accumulation Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc. and Warburg Pincus Trust.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 1999. Certain portions of that May 1, 1999 prospectus are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

 DEFINITIONS...........................................................       2

 OTHER CONTRACT PROVISIONS.............................................       2
  ASSIGNMENT...........................................................       2
  PARTICIPATION IN DIVISIBLE SURPLUS...................................       2

 ADMINISTRATION........................................................       2

 PERFORMANCE INFORMATION...............................................       3
  AVERAGE ANNUAL TOTAL RETURN..........................................       3
  NON-STANDARD TOTAL RETURN............................................       3
  PERFORMANCE INFORMATION..............................................       4


 DIRECTORS OF PRUDENTIAL...............................................       9

 OFFICERS OF PRUDENTIAL................................................      11

 SALE OF THE CONTRACTS.................................................      14

 LEGAL MATTERS.........................................................      14

 EXPERTS ..............................................................      14


 FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNT.........................     A-1

 CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL
  INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES........................     B-1



                                     The Prudential Insurance Company of America
                                     30 Scranton Office Park
                                     Scranton, PA 18507-1789
                                     Telephone 1-800-458-6333

                                   DEFINITIONS


CONTRACTS--The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements. One of such contracts is the Small Plan Contract described in the Prospectus.

FUNDS--The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Janus Aspen Series, MFS Variable Insurance Trust, OCC Accumulation Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Warburg Pincus Trust.

PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT--An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account.

PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the "Discovery Account"), invested through its Subaccounts in shares of the corresponding Funds.


SMALL PLAN CONTRACT--A type of Contract used exclusively with retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants.


SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.


We set out other defined terms in the Prospectus.


                            OTHER CONTRACT PROVISIONS

ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

PARTICIPATION IN DIVISIBLE SURPLUS


A mutual life insurance company differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Accordingly, a Contractholder of Prudential participates in the divisible surplus of Prudential, according to the annual determination of Prudential's Board of Directors as to the portion, if any, of the divisible surplus which has accrued on the Contracts. No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under these Contracts in the future. As discussed in the Prospectus, Prudential is considering reorganizing itself into a stock company.


                                 ADMINISTRATION


The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund. Subject to Prudential's supervision, the investment advisory services provided to the Prudential Series Fund, Inc. by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to the service agreement between Prudential and PIC (the "Service Agreement") which provides that Prudential will reimburse PIC for its costs and expenses and, pursuant to a Subadvisory Agreement, by another wholly-owned subsidiary, Jennison Associates Capital Corp. ("Jennison"), with respect to the management of the Prudential Jennison

Portfolio. Both PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

Prudential generally is responsible for the administrative and recordkeeping functions of the Discovery Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

With respect to the Small Plan Contracts, Prudential has delegated certain of these administrative and recordkeeping functions to the Small Plan Contract Recordkeeper.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.


A daily charge is made which is equal to an effective annual rate of 0.85% of the net assets in each Subaccount (this charge is equal to 1.05% for Small Plan Contracts). All of this charge is for administrative expenses not covered by the annual account charge. During 1998, 1997 and 1996, Prudential received $18,262, $316 and $0 respectively for administrative expenses and for providing management services. There is also an annual account charge for administrative expenses of not greater than $32 assessed against a Participant Account. During 1998, 1997 and 1996, Prudential collected $6,379, $173 and $0 respectively in annual account charges.

A withdrawal charge is also imposed on certain withdrawals from the Subaccounts and the Guaranteed Interest Account. During 1998, Prudential collected $0 in withdrawal charges.


                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

The Discovery Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period, giving effect to any withdrawal charge and all other charges and fees applicable under the Contract. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                 P(1 + T)n= ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Discovery Account may present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical contribution will not include any withdrawal charge. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation may assume that investment in the Contract continues beyond the period when the withdrawal charge applies. The total return percentage under this non-standardized method will be higher than that resulting from the standardized method.

The Discovery Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Discovery Account for the specified period.


PERFORMANCE INFORMATION


The tables below provide performance information for each Subaccount for specified periods ending December 31, 1998. This performance information is only for Contracts other than the Small Plan Contract. Because its charges are higher, the Small Plan Contract will have lower performance than the other Contracts. For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). This information does not indicate or represent future performance.

Table 1 below assumes a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and withdrawal of the investment on 12/31/98. The rates of return thus reflect the mortality and expense risk fee, the administrative fee, the withdrawal charge and a pro rata portion of the annual account charge. The performance shown below is only for Contracts other than the Small Plan Contract.

                                     TABLE 1
                             SUBACCOUNT STANDARDIZED
                           AVERAGE ANNUAL TOTAL RETURN

                                                                                                ONE
                                                                                                YEAR
           Fund                                                               Date             ENDED           7/31/97-
         Portfolio                                                        Established         12/31/98        12/31/98
         ---------                                                        -----------         --------        --------
    The Prudential Series Fund, Inc.
     Money Market Subaccount........................................        6/24/97             4.35%           3.66%
     Diversified Bond Subaccount....................................        6/24/97             6.05%           4.77%
     Government Income Subaccount...................................        6/24/97             8.04%           7.62%
     Conservative Balanced Subaccount...............................        6/24/97            10.63%           7.63%
     Flexible Managed Subaccount....................................        6/24/97             9.13%           6.29%
     High Yield Bond Subaccount.....................................        6/24/97            (3.34%)         (0.17%)
     Stock Index Subaccount.........................................        6/24/97            27.16%          20.88%
     Equity Income Subaccount.......................................        6/24/97            (3.36%)         (0.92%)
     Equity Subaccount..............................................        6/24/97             8.26%           6.68%
     Prudential Jennison Subaccount.................................        6/24/97            36.01%          23.12%
     Global Subaccount..............................................        6/24/97            23.86%           7.51%
    AIM Variable Insurance Funds, Inc.
     AIM V.I. Growth and Income Subaccount..........................        6/24/97            26.42%          16.19%
     AIM V.I. Value Subaccount......................................        6/24/97            31.10%          20.11%
    Janus Aspen Series
     Growth Subaccount..............................................        6/24/97            34.32%          22.46%
     International Growth Subaccount................................        6/24/97            16.09%           6.70%
    MFS Variable Insurance Trust
     Emerging Growth Subaccount.....................................        6/24/97            32.85%          21.80%
     Research Subaccount............................................        6/24/97            22.22%          12.53%
    OCC Accumulation Trust
     Managed Subaccount.............................................        6/24/97             6.06%           5.22%
     Small Cap Subaccount...........................................        6/24/97            (9.93%)         (5.76%)
    T. Rowe Price
     T. Rowe Price Equity Series, Inc., Equity Income
     Subaccount.....................................................        6/24/97             8.00%           9.52%
     T. Rowe Price International Series, Inc., International
     Stock Subaccount...............................................        6/24/97            14.71%           1.65%
    Warburg Pincus Trust
     Post-Venture Capital Subaccount................................        6/24/97             5.58%           4.49%

Tables 2 and 3 below show average annual total return and cumulative total return, respectively, on the same assumptions as Table 1 except that the value in the Subaccount is not withdrawn at the end of the period or is withdrawn to effect an annuity. The rates of return shown below reflect the mortality and expense risk fee and the administrative fee, but do not reflect any withdrawal charges or the impact of a pro rata portion of the annual account charge. The performance shown in Tables 2 and 3 below is only for Contracts other than the Small Plan Contract.
                                     TABLE 2
                            SUBACCOUNT "HYPOTHETICAL"
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                            ONE        THREE       FIVE         TEN       FROM DATE
                                                           YEAR        YEARS       YEARS       YEARS     ESTABLISHED
        Fund                                  DATE         ENDED       ENDED       ENDED       ENDED       THROUGH
     Portfolio                            ESTABLISHED    12/31/98    12/31/98    12/31/98    12/31/98     12/31/98
     ---------                            -----------    --------    --------    --------    --------     --------
 The Prudential Series Fund, Inc.
  Money Market Subaccount..............      5/13/83        4.35%       3.96%       3.93%       4.45%       5.27%
  Diversified Bond Subaccount..........      5/13/83        6.05%       5.69%       6.22%       8.07%       8.17%
  Government Income Subaccount.........       5/1/89        8.04%       5.65%       5.54%       N/A         7.72%
  Conservative Balanced
    Subaccount.........................      5/13/83       10.63%      11.64%       9.64%      10.24%       9.81%
  Flexible Managed Subaccount..........      5/13/83        9.13%      12.60%      10.96%      11.97%      10.91%
  High Yield Bond Subaccount...........      2/23/87       (3.34%)      6.28%       6.12%       7.99%       7.19%
  Stock Index Subaccount...............     10/19/87       27.16%      27.01%      22.70%      17.66%      17.74%
  Equity Income Subaccount.............      2/19/88       (3.36%)     15.54%      13.30%      13.67%      13.54%
  Equity Subaccount....................      5/13/83        8.26%      15.86%      15.52%      15.48%      13.94%
  Prudential Jennison Subaccount.......       5/1/95       36.10%      25.67%       N/A         N/A        27.71%
  Global Subaccount....................      9/19/88       23.86%      15.20%      10.56%       9.61%      10.18%
 AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income
    Subaccount.........................       5/2/94       26.42%      22.93%       N/A         N/A        21.14%
  AIM V.I. Value Subaccount............       5/5/93       31.10%      22.25%      20.48%       N/A        20.68%
 Janus Aspen Series
  Growth Subaccount....................      9/13/93       34.32%      23.76%      19.88%       N/A        19.46%
  International Growth Subaccount......       5/2/94       16.09%      21.43%       N/A         N/A        17.34%
 MFS Variable Insurance Trust
  Emerging Growth Subaccount...........      7/24/95       32.85%      22.63%       N/A         N/A        25.06%
  Research Subaccount..................      7/24/95       22.22%      20.22%       N/A         N/A        20.80%
 OCC Accumulation Trust
  Managed Subaccount...................       8/1/88        6.06%      16.43%      18.26%      18.36%      18.00%
  Small Cap Subaccount.................       8/1/88       (9.93%)      8.52%       7.32%      12.09%      11.74%
 T. Rowe Price
 T. Rowe Price Equity Series, Inc.,
   Equity Income Subaccount............      3/31/94        8.00%      17.54%       N/A         N/A        19.19%
 T. Rowe Price International Series,
   Inc., International Stock
    Subaccount.........................      3/31/94       14.71%       9.77%       N/A         N/A         8.46%
 Warburg Pincus Trust
  Post--Venture Capital
    Subaccount.........................      9/30/96        5.58%       N/A         N/A         N/A         7.20%

-----------------------
Note 1: This table assumes no deferred sales charges.

                                     TABLE 3
                            SUBACCOUNT "HYPOTHETICAL"

                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                            ONE        THREE       FIVE         TEN       FROM DATE
                                                           YEAR        YEARS       YEARS       YEARS     ESTABLISHED
        Fund                                  DATE         ENDED       ENDED       ENDED       ENDED       THROUGH
     Portfolio                            ESTABLISHED    12/31/98    12/31/98    12/31/98    12/31/98      12/31/98
     ---------                            -----------    --------    --------    --------    --------      --------
 The Prudential Series Fund, Inc.
  Money Market Subaccount..............      5/13/83        4.35%      12.36%      21.25%      54.61%       123.26%
  Diversified Bond Subaccount..........      5/13/83        6.05%      18.08%      35.23%     117.42%       241.48%
  Government Income Subaccount.........       5/1/89        8.04%      17.93%      30.99%       N/A         105.26%
  Conservative Balanced
    Subaccount.........................      5/13/83       10.63%      39.19%      58.47%     165.11%       332.64%
  Flexible Managed Subaccount..........      5/13/83        9.13%      42.80%      68.28%     209.97%       405.51%
  High Yield Bond Subaccount...........      2/23/87       (3.34%)     20.07%      34.62%     115.77%       127.93%
  Stock Index Subaccount...............     10/19/87       27.16%     105.04%     178.29%     409.16%       523.46%
  Equity Income Subaccount.............      2/19/88       (3.36%)     54.32%      86.78%     260.32%       297.59%
  Equity Subaccount....................      5/13/83        8.26%      55.57%     105.79%     322.15%       670.20%
  Prudential Jennison Subaccount.......       5/1/95       36.10%      98.57%       N/A         N/A         145.42%
  Global Subaccount....................      9/19/88       23.86%      52.94%      65.25%     150.54%       171.23%
 AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income
    Subaccount.........................       5/2/94       26.42%      85.86%       N/A         N/A         144.85%
  AIM V.I. Value Subaccount............       5/5/93       31.10%      82.81%     154.02%       N/A         189.76%
 Janus Aspen Series
  Growth Subaccount....................      9/13/93       34.32%      89.68%     148.74%       N/A         156.68%
  International Growth Subaccount......       5/2/94       16.09%      79.16%       N/A         N/A         110.93%
 MFS Variable Insurance Trust
  Emerging Growth Subaccount...........      7/24/95       32.85%      84.51%       N/A         N/A         115.86%
  Research Subaccount..................      7/24/95       22.22%      73.84%       N/A         N/A          91.59%
 OCC Accumulation Trust
  Managed Subaccount...................       8/1/88        6.06%      57.88%     131.46%     440.01%       461.40%
  Small Cap Subaccount.................       8/1/88       (9.93%)     27.83%      42.36%     213.28%       217.90%
 T. Rowe Price
 T. Rowe Price Equity Series, Inc.,
   Equity Income Subaccount............      3/31/94        8.00%      62.47%       N/A         N/A         130.47%
 T. Rowe Price International Series,
   Inc., International Stock
    Subaccount.........................      3/31/94       14.71%      32.30%       N/A         N/A          47.41%
 Warburg Pincus Trust
  Post--Venture Capital
    Subaccount.........................      9/30/96        5.58%       N/A         N/A         N/A          16.95%

 ------------------------

 Note 1: This table assumes no deferred sales charges.

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY SELECT Group Annuity and the Series Fund have been reflected.


The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1998 were 3.81 % and 3.88%, respectively, with respect to Contracts other than the Small Plan Contract.


The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 0.15% charge for mortality and expense risks and the 0.85% charge for administration. It does not reflect the withdrawal charge.


The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (base period return + 1) 365/7 -1.


The yield on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS


FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2000). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1986. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. and Erie Plastics Corporation. Age 64. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.


FREDERICK K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 63. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 46. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.


JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 56. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, and Beverley Enterprises. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation and Dayton Hudson Corporation. Age 54. Address: 700 Anderson Hill Road, Purchase, NY 10577.


ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MeidiaOne Group, Inc., AP Automotive Systems, Inc., The Dow Chemical Company and DTE Energy Company. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.


WILLIAM H. GRAY, III--Director since 1991 (current term expires April, 2000). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, CBS Corporation, and Electronic Data Systems. Age 57. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., Fleet Trust and Investment Services Company, N.A., United Water Resources, Orange & Rockland

Utilities, Inc., and Consolidated Delivery and Logistics. Age 62. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR.--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation and Owens Corning. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 56. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, and Alliant Techsystems. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company, The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 66. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 56. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.


CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 68. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company, Conti-Financial Corporation and Continental Grain Company. Age 67 Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.


RICHARD M. THOMSON--Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum, Ltd., The Toronto-Dominion Bank and Ontario Hydro. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2000). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation and Moss Micro. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995, Dr. Vagelos originally joined Merck in 1975 Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 69. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 64.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2000). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman, Wolfensohn & Co., Inc. 1988 to 1996 Chairman, James D. Wolfensohn, Inc. 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a director of Nestle, S.A., and Bankers Trust New York Corporation as well as a Director of the Board of Overseers of TIAA-CREF. Age 71, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, MTC Investors, LLC., and AEA Investors, Inc. Age 65. Address: One Williams Center, Tulsa, OK 74102.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               PRINCIPAL OFFICERS



ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 56.


E. MICHAEL CAULFIELD--Executive Vice President, Financial Management since 1998; Chief Executive Officer, Prudential Investments from 1995 to 1998; Chief Executive Officer, Money Management Group in 1995; prior to 1995, President, Prudential Preferred Financial Services. Age 52.


MICHELE S. DARLING--Executive Vice President Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce. Age 45.

ROBERT C. GOLDEN--Executive Vice President Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Corporate Governance since 1998; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 46.


JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 52.


RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 52.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 56.

JOHN V. SCICUTELLA--Executive Vice President, Individual Financial Services since 1998; Chief Executive Officer, Individual Insurance Group from 1997 to 1998; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 49.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 45.

JAMES J. AVERY, JR.--Senior Vice President & Chief Actuary, Individual Insurance Group since 1997; President Prudential Select from 1996 to 1997; prior to 1995, Executive Vice President and Chief Operating Officer, Prudential Select. Age 47.

MARTIN A. BERKOWITZ--Senior Vice President, Financial Management since 1998; Senior Vice President and Comptroller from 1995 to 1998; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 50.

WILLIAM M. BETHKE--Senior Vice President and Chief Investment Officer since 1997; prior to 1997, President, Capital Management Group. Age 51.

ANNE E. BOSSI--Senior Vice President, Institutional since 1998; President, Group Life & Disability 1997 to 1998; President, Group Life Insurance 1995 to 1997; prior to 1995, President, Northeastern Group Operations. Age 47.


RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers, New York, NY, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 51.

THOMAS J. CARROLL--Senior Vice President and Chief Auditor since 1999. Managing Director, Bankers Trust Company from 1996 to 1998; prior to 1996, Global Chief Auditor and Managing Director, Credit Suisse First Boston. Age 57.


THOMAS W. CRAWFORD--Senior Vice President, Individual Financial Services, since 1998; President and Chief Executive Officer, Prudential Property & Casualty Company from 1996 to 1998; Vice President, Prudential Property & Casualty Company in 1996; prior to 1996, President & CEO, Southern Heritage Insurance Company. Age 55.


WILLIAM D. FRIEL--Senior Vice President and Chief Information Officer since 1996; prior to 1996, Chief Executive Officer, Prudential Service Company. Age 60.


MICHAEL J. HINES--Senior Vice President, Marketing and Communications since 1999; 1996 to 1998 Vice President, Marketing and Communications. Age 47.


RONALD P. JOELSON--Senior Vice President, Financial Management, since 1999. Senior Vice President, Guaranteed Products, from 1996 to 1999. Vice President, Guaranteed Investments, Guaranteed Products during 1996; prior to 1996, Managing Director, Retirement Services. Age 40.


IRA J. KLEINMAN--Senior Vice President, International Insurance Group, since 1997; prior to 1997, Chief Marketing & Product Development Officer. Age 51.

KATHLEEN KRALL--Senior Vice President, Individual Financial Services since 1999; Vice President, Individual Financial Services from 1996 to 1999; Vice President, Operations and Systems from 1995 to 1996; prior to 1995 Vice President, Chase Manhattan Bank. Age 41.

JOYCE R. LEIBOWITZ--Senior Vice President, Management Internal Controls since 1999; Vice President, Management Internal Controls from 1995 to 1999; prior to 1995 Integrated Control Officer. Age 51.

JOHN M. LIFTIN--Senior Vice President and General Counsel since 1998; Self-employed from 1997 to 1998; prior to 1997 Senior Vice President and General Counsel, Kidder & Peabody Group, Inc. Age 55.

NEIL A. MCGUINNESS--Senior Vice President, Marketing, Prudential Investments, since 1996; Director, Putnam Investments, in 1996; prior to 1996, President, Fidelity Investment Employer Services Company. Age 52.


PRISCILLA A. MYERS--Senior Vice President, Demutualization since 1998; Senior Vice President and Auditor from 1995 to 1998; prior to 1995, Vice President and Auditor. Age 48.


I. EDWARD PRICE--Senior Vice President since 1996; Senior Vice President and Actuary from 1995 to 1996; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 56.


ROBERT J. SULLIVAN--Senior Vice President, Mutual Funds Sales, Individual Financial Services since 1997; prior to 1997, Managing Director, Fidelity Investments. Age 60.


SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 41.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

ANTHONY S. PISZEL--Vice President and Controller since 1998; Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 44.

                              SALE OF THE CONTRACTS


Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential, offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 1998, 1997 and 1996, the aggregate dollar amount of underwriting commissions paid to PIMS were $105,206, $4,896, and $0 respectively. During 1998, 1997 and 1996 PIMS paid $105,206, $4,896, and $0 respectively to cover individual representatives' commissions and other distribution expenses.


Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contractholder. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

                                  LEGAL MATTERS

All matters relating to New Jersey law pertaining to the Contracts, including the validity of the Contracts and Prudential's authority to issue the Contracts, have been passed upon by C. Christopher Sprague, Assistant General Counsel of Prudential. Shea and Gardner of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                     EXPERTS


The financial statements of Prudential as of December 31, 1998 and 1997 and for each of the two years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the two periods in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


                              FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Discovery Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Discovery Account.

                 FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNTS

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998



                                                                            SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                      PRUDENTIAL   PRUDENTIAL   PRUDENTIAL   PRUDENTIAL     PRUDENTIAL     PRUDENTIAL    PRUDENTIAL
                                       SERIES       SERIES       SERIES       SERIES          SERIES         SERIES        SERIES
                                        FUND         FUND         FUND         FUND            FUND           FUND          FUND
                                        MONEY     DIVERSIFIED   GOVERNMENT CONSERVATIVE      FLEXIBLE      HIGH YIELD       STOCK
                                       MARKET        BOND        INCOME       BALANCED        MANAGED         BOND         INDEX
                                      ---------    ---------    ---------    -----------    -----------    ---------    ------------
Investment in Shares at Net
   Asset Value [Note 2] ...........   $ 452,682    $ 658,819    $ 376,340    $ 1,627,341    $ 1,629,432    $ 198,171    $ 5,002,973
Net Receivable (Payable) from
   the Prudential Insurance Co. ...
   of America .....................        (180)        (756)         101         (2,595)        (2,534)        (131)        (2,360)
Net Receivable (Payable)
   for Pending Capital
   Transactions ...................         (61)      15,444          (51)           692            807          310          6,372
                                      ---------    ---------    ---------    -----------    -----------    ---------    ------------
NET ASSETS ........................   $ 452,441    $ 673,507    $ 376,390    $ 1,625,438    $ 1,627,705    $ 198,350    $ 5,006,985
                                      ---------    ---------    ---------    -----------    -----------    ---------    ------------
NET ASSETS REPRESENTING:
   Equity of Participant ..........   $ 452,441    $ 673,507    $ 376,390    $ 1,625,438    $ 1,627,705    $ 198,350    $ 5,006,985
                                      =========    =========    =========    ===========    ===========    =========    ============



                                                                        SUBACCOUNTS
                                  ------------------------------------------------------------------------------------
                                  PRUDENTIAL
                                   SERIES     PRUDENTIAL    PRUDENTIAL  PRUDENTIAL
                                    FUND       SERIES        SERIES      SERIES      AIM V.I.                 JANUS
                                   EQUITY        FUND         FUND        FUND      GROWTH AND    AIM V.I.    ASPEN
                                   INCOME      EQUITY       JENNISON     GLOBAL       INCOME      VALUE       GROWTH
                                 ---------   -----------   ----------  -----------   ---------   ---------   ---------
Investment in Shares at Net
   Asset Value [Note 2] .......  $ 543,809   $ 8,444,684   $1,020,360  $ 1,381,071   $ 210,038   $ 485,731   $ 575,660
Net Receivable (Payable) from
   the Prudential Insurance Co.
   of America .................     (1,170)      (22,851)         624       (1,978)       (914)       (724)       (132)
Net Receivable (Payable)
   for Pending Capital
   Transactions ...............        164        14,138       13,900          287         (18)        606       1,415
                                 ---------   -----------   ----------  -----------   ---------   ---------   ---------
NET ASSETS ....................  $ 542,803   $ 8,435,971   $1,034,884  $ 1,379,380   $ 209,106   $ 485,613   $ 576,943
                                 ---------   -----------   ----------  -----------   ---------   ---------   ---------
NET ASSETS REPRESENTING:
   Equity of Participant ......  $ 542,803   $ 8,435,971   $1,034,884  $ 1,379,380   $ 209,106   $ 485,613   $ 576,943
                                 =========   ===========   ==========  ===========   =========   =========   =========


                        SEE NOTES TO FINANCIAL STATEMENTS

                 FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNTS

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998



                                                                     SUBACCOUNTS
                                     -----------------------------------------------------------------------------------------------
                                                                           OCC        OCC       T. ROWE     T. ROWE      WARBURG
                                      JANUS ASPEN    MFS               ACCUMULATION ACCUMULATION  PRICE      PRICE      PINCUS
                                     INTERNATIONAL EMERGING      MFS      TRUST        TRUST     EQUITY INTERNATIONAL POST-VENTURE
                                       GROWTH      GROWTH      RESEARCH   MANAGED    SMALL CAP    INCOME    STOCK        CAPITAL
                                     -----------------------------------------------------------------------------------------------
Investment in Shares at Net
   Asset Value [Note 2] ..............    359,293   $ 800,871   $ 172,364   $ 257,240   $ 109,449   $ 306,105   $ 66,876   $ 64,860
Net Receivable (Payable) from
   the Prudential Insurance Co
   of America ........................     (2,768)     (1,534)       (409)       (835)       (396)       (780)    (1,215)      (608)
Net Receivable (Payable)
   for Pending Capital
   Transactions ......................     24,305       9,817          58         156       8,072         200      1,099         17
                                        ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
NET ASSETS ...........................  $ 380,830   $ 809,154   $ 172,013   $ 256,561   $ 117,125   $ 305,525   $ 66,760   $ 64,269
                                        ---------   ---------   ---------   ---------   ---------   ---------   --------   --------
NET ASSETS REPRESENTING:
     Equity of Participants ..........  $ 380,830   $ 809,154   $ 172,013   $ 256,561   $ 117,125   $ 305,525   $ 66,760   $ 64,269
                                        =========   =========   =========   =========   =========   =========   ========   ========


STATEMENTS OF OPERATIONS
YEAR ENDED
DECEMBER 31, 1998



                                                                                SUBACCOUNTS
                                          ------------------------------------------------------------------------------------------
                                           PRUDENTIAL  PRUDENTIAL  PRUDENTIAL   PRUDENTIAL    PRUDENTIAL    PRUDENTIAL   PRUDENTIAL
                                            SERIES       SERIES      SERIES       SERIES        SERIES         SERIES      SERIES
                                             FUND         FUND        FUND         FUND          FUND            FUND       FUND
                                             MONEY     DIVERSIFIED  GOVERNMENT  CONSERVATIVE   FLEXIBLE      HIGH YIELD     STOCK
                                            MARKET        BOND        INCOME      BALANCED      MANAGED        BOND         INDEX
                                          ----------   ----------   ----------  ------------   ---------    -----------   ----------
INVESTMENT INCOME
   Ordinary Dividend Distributions .......  $ 8,332     $ 26,057     $ 10,890     $ 40,577     $  33,384     $ 12,803     $  31,533
   Expense [Note 3]
      Fees Charged to Participants
         for Administrative  Purposes and
         Mortality and Expense Risk ......   (1,387)      (2,659)      (1,149)      (5,585)       (5,969)        (872)      (15,150)
                                            -------     --------     --------     --------     ---------     --------     ---------
NET INVESTMENT INCOME ....................    6,945       23,398        9,741       34,992        27,415       11,931        16,383
                                            -------     --------     --------     --------     ---------     --------     ---------
NET REALIZED AND UNREALIZED
GAINS/(LOSSES) ON INVESTMENTS
Capital Gains Distributions Received .....     --            363         --         81,707       139,345         --          65,441
Net Realized Gain/(Loss)
   on Investments ........................     --         (3,470)        (453)      (5,911)      (20,337)      (4,798)      (19,486)
Net Increase/(Decrease) in Unrealized
   Appreciation on Investments ...........     --         (4,505)         404      (57,421)     (112,648)     (13,191)      394,472
                                            -------     --------     --------     --------     ---------     --------     ---------
NET GAIN/(LOSS) ON INVESTMENTS ...........     --         (7,612)         (49)      18,375         6,360      (17,989)      440,427
                                            -------     --------     --------     --------     ---------     --------     ---------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS ..........................  $ 6,945     $ 15,786     $  9,692     $ 53,367     $  33,775     $ (6,058)    $ 456,810
                                            =======     ========     ========     ========     =========     ========     =========

------------------------------------------------------------------------------------------------------------------------------------


*Commencement of Operations

                        SEE NOTES TO FINANCIAL STATEMENTS

                 FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNTS

STATEMENTS OF OPERATIONS
YEAR ENDED
DECEMBER 31, 1998


                                                                        SUBACCOUNTS
                                                ------------------------------------------------------------------------------------
                                                PRUDENTIAL
                                                  SERIES     PRUDENTIAL    PRUDENTIAL  PRUDENTIAL
                                                   FUND       SERIES        SERIES      SERIES      AIM V.I.                 JANUS
                                                  EQUITY       FUND          FUND        FUND      GROWTH AND   AIM V.I.     ASPEN
                                                  INCOME      EQUITY       JENNISON     GLOBAL       INCOME      VALUE       GROWTH
                                                ---------   -----------   ----------  -----------   ---------   ---------   --------
INVESTMENT INCOME
 Ordinary Dividend Distributions .............   $  7,932    $  94,514    $     827    $ 11,576    $    788    $  2,168    $  4,311
 Expense [Note 3]
   Fees Charged to Participants
   for Administrative Purposes and
   Mortality and Expense Risk ................     (1,965)     (29,746)      (3,141)     (4,802)       (594)     (1,370)     (1,432)
                                                 --------    ---------    ---------    --------    --------    --------    --------
NET INVESTMENT INCOME (LOSS) .................      5,967       64,768       (2,314)      6,774         194         798       2,879
                                                 --------    ---------    ---------    --------    --------    --------    --------

NET REALIZED AND UNREALIZED
GAINS/(LOSSES) ON INVESTMENTS
Capital Gains Distributions Received .........     24,361      873,876       11,839      56,034       1,945      19,171        --
Net Realized Gain/(Loss)
 on Investments ..............................     (4,143)     (45,717)     (12,595)    (14,573)       (994)     (3,766)    (10,543)
Net Increase/(Decrease) in Unrealized
 Appreciation on Investments .................    (39,789)    (950,218)     144,102      18,863      27,977      52,143      97,391
                                                 --------    ---------    ---------    --------    --------    --------    --------
NET GAIN/(LOSS) ON INVESTMENTS ...............    (19,571)    (122,059)     143,406      60,324      28,928      67,548      86,848
                                                 --------    ---------    ---------    --------    --------    --------    --------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM OPERATIONS ....................   $(13,604)   $ (57,291)   $ 141,092    $ 67,098    $ 29,122    $ 68,346    $ 89,727
                                                 ========    =========    =========    ========    ========    ========    ========




                                                                    SUBACCOUNTS
                                        -----------------------------------------------------------------------------------------
                                                                            OCC           OCC      T. ROWE    T. ROWE    WARBURG
                                        JANUS ASPEN    MFS              ACCUMULATION  ACCUMULATION  PRICE      PRICE     PINCUS
                                       INTERNATIONAL EMERGING     MFS       TRUST        TRUST     EQUITY INTERNATIONAL POST-VENTURE
                                           GROWTH     GROWTH   RESEARCH    MANAGED     SMALL CAP   INCOME      STOCK      CAPITAL
                                       ------------- --------  -------- ------------  ------------ ------- -------------- -------
INVESTMENT INCOME
 Ordinary Dividend Distributions .....   $  1,529        --    $     39    $    362    $   197    $  2,491    $   704       --
 Expense [Note 3]
   Fees Charged to Participants
   for Administrative Purposes and
   Mortality Expense Risk ............     (1,060)     (2,217)     (515)       (931)      (538)       (754)      (249)      (166)
                                         --------   ---------  --------    --------    -------    --------    -------    -------
NET INVESTMENT INCOME (LOSS) .........        469      (2,217)     (476)       (569)      (341)      1,737        455       (166)
                                         --------   ---------  --------    --------    -------    --------    -------    -------

NET REALIZED AND UNREALIZED
GAINS/(LOSSES) ON INVESTMENTS
Capital Gains Distributions Received.        --           789       515       1,500      2,261       7,891        248       --
 Net Realized Gain/(Loss)
   on Investments ....................     (5,107)     (9,432)   (6,431)     (3,657)    (3,998)     (2,583)    (1,394)    (2,035)
Net Increase/(Decrease) in Unrealized
   Appreciation on Investments .......     18,530     135,686    19,818      10,057     (1,454)      6,580      5,872      5,651
                                         --------   ---------  --------    --------    -------    --------    -------    -------
NET GAIN/(LOSS) ON INVESTMENTS .......     13,423     127,043    13,902       7,900     (3,191)     11,888      4,726      3,616
                                         --------   ---------  --------    --------    -------    --------    -------    -------
NET INCREASE /(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS ...........................   $ 13,892   $ 124,826  $ 13,426    $  7,331    $(3,532)   $ 13,625    $ 5,181    $ 3,450
                                         ========   =========  ========    ========    =======    ========    =======    =======

                       SEE NOTES TO FINANCIAL STATEMENTS

                 FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNTS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                            SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                     PRUDENTIAL SERIES FUND               PRUDENTIAL SERIES FUND
                                                                          MONEY MARKET                       DIVERSIFIED BOND
                                                                 -------------------------------      ------------------------------
                                                                     YEAR         JULY 31, 1997*         YEAR         JULY 31, 1997*
                                                                     ENDED              TO               ENDED              TO
                                                                 DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                     1998               1997              1998              1997
                                                                 ------------     --------------      ------------    --------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ........................         $   6,945           $    51           $  15,786          $    11
                                                                 ---------           -------           ---------          -------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
     Transfers In [Note 7&8] ...........................            797,116             8,212             810,474            5,474
   Withdrawals and
     Transfers Out [Notes 7&8] .........................           (359,300)             --              (157,252)            --
 Annual Account Charges Deducted
     From Participants' Accumulation
       Accounts [Note 4] ...............................               (545)              (38)               (973)             (13)
                                                                  ---------           -------           ---------          -------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS ...................................            437,271             8,174             652,249            5,461
                                                                  ---------           -------           ---------          -------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS ..........................................            444,216             8,225             668,035            5,472

NET ASSETS
   Beginning of Period .................................              8,225              --                 5,472             --
                                                                  ---------           -------           ---------          -------
   End of Period .......................................          $ 452,441           $ 8,225           $ 673,507          $ 5,472
                                                                  =========           =======           =========          =======


                                                                                            SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                     PRUDENTIAL SERIES FUND               PRUDENTIAL SERIES FUND
                                                                       GOVERNMENT INCOME                    CONSERVATIVE BALANCE
                                                                 -------------------------------      ------------------------------
                                                                     YEAR         JULY 31, 1997*         YEAR         JULY 31, 1997*
                                                                     ENDED              TO               ENDED              TO
                                                                 DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                     1998               1997              1998              1997
                                                                 ------------     --------------      ------------    --------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ......................           $   9,692            $  7           $    53,367            ($   70)
                                                                 ---------            ----           -----------            -------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
     Transfers In [Note 7&8] .........................             505,132             613             1,678,603              5,755
   Withdrawals and
     Transfers Out [Notes 7&8] .......................            (138,978)            --               (111,465)              --
 Annual Account Charges Deducted
     From Participants' Accumulation
       Accounts [Note 4] .............................                 (76)            --                   (729)               (23)
                                                                 ---------            ----           -----------            -------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS .................................             366,078             613             1,566,409              5,732
                                                                 ---------            ----           -----------            -------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS ........................................             375,770             620             1,619,776              5,662

NET ASSETS
   Beginning of Period ...............................                 620             --                  5,662               --
                                                                 ---------            ----           -----------            -------
   End of Period .....................................           $ 376,390            $620           $ 1,625,438            $ 5,662
                                                                 =========            ====           ===========            =======



                                                                                               SUBACCOUNTS
                                                                  ------------------------------------------------------------------
                                                                      PRUDENTIAL SERIES FUND               PRUDENTIAL SERIES FUND
                                                                         FLEXIBLE MANAGED                      HIGH YIELD BOND
                                                                 -------------------------------      ------------------------------
                                                                     YEAR         JULY 31, 1997*         YEAR         JULY 31, 1997*
                                                                     ENDED              TO               ENDED              TO
                                                                 DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                     1998               1997              1998              1997
                                                                 ------------     --------------      ------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ........................         $    33,775          ($   412)         ($  6,058)         $     40
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
      Transfers In [Notes 7&8] .........................           1,770,868            43,587            198,666            20,242
   Withdrawals and
      Transfers Out [Notes 7&8] ........................            (219,644)             --              (13,733)             --
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4] ...................................                (351)             (118)              (789)              (18)
                                                                 -----------          --------          ---------          --------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
     UNIT TRANSACTIONS .................................           1,550,873            43,469            184,144            20,224
                                                                 -----------          --------          ---------          --------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS ..........................................           1,584,648            43,057            178,086            20,264

NET ASSETS
   Beginning of Period .................................              43,057              --               20,264              --
                                                                 -----------          --------          ---------          --------
   End of Period .......................................         $ 1,627,705          $ 43,057          $ 198,350          $ 20,264
                                                                 ===========          ========          =========          ========


                                                                                               SUBACCOUNTS
                                                                 -------------------------------------------------------------------
                                                                     PRUDENTIAL SERIES FUND               PRUDENTIAL SERIES FUND
                                                                         STOCK INDEX                           EQUITY INCOME
                                                                 -------------------------------      ------------------------------
                                                                    YEAR         JULY 31, 1997*          YEAR         JULY 31, 1997*
                                                                    ENDED              TO               ENDED              TO
                                                                 DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                     1998               1997              1998              1997
                                                                 ------------     --------------      ------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ........................         $   456,810          $    160          ($ 13,604)         $    107
                                                                 -----------          --------          ---------          --------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
      Transfers In [Notes 7&8] .........................           4,860,238            19,364            555,878            12,239
   Withdrawals and
      Transfers Out [Notes 7&8] ........................            (329,120)             --              (10,679)             --
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4] ...................................                (457)              (10)            (1,092)              (46)
                                                                 -----------          --------          ---------          --------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
     UNIT TRANSACTIONS .................................           4,530,661            19,354            544,107            12,193
                                                                 -----------          --------          ---------          --------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS ..........................................           4,987,471            19,514            530,503            12,300

NET ASSETS
   Beginning of Period .................................              19,514              --               12,300              --
                                                                 -----------          --------          ---------          --------
   End of Period .......................................         $ 5,006,985          $ 19,514          $ 542,803          $ 12,300
                                                                 ===========          ========          =========          ========


*Commencement of Operations


                        SEE NOTES TO FINANCIAL STATEMENTS


                                                        FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SUBACCOUNTS
                                      ----------------------------------------------------------------------------
                                          PRUDENTIAL SERIES FUND                 PRUDENTIAL SERIES FUND
                                                 EQUITY                                 JENNISON
                                      ----------------------------------------------------------------------------
                                            YEAR          JULY 31, 1997*        YEAR           JULY 31, 1997*
                                            ENDED               TO              ENDED               TO
                                      DECEMBER 31, 1998  DECEMBER 31, 1997  DECEMBER 31, 1998  DECEMBER 31, 1997
                                      ----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ...   ($   57,291)       ($    29)         $   141,092          ($   435)
                                      -----------        --------          -----------          --------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
     Transfers In [Notes 7&8] .....     9,455,297          33,778              887,743            35,484
  Withdrawals and
     Transfers Out [Notes 7&8] ....      (990,979)         (4,287)             (24,581)           (4,225)
 Annual Account Charges Deducted
    From Participants' Accumulation
   Accounts [Note 4] ..............          (483)            (35)                (175)              (19)
                                      -----------        --------          -----------          --------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS ..............     8,463,835          29,456              862,987            31,240
                                      -----------        --------          -----------          --------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS .....................     8,406,544          29,427            1,004,079            30,805
NET ASSETS
   Beginning of Period ............        29,427            --                 30,805              --
                                      -----------        --------          -----------          --------
   End of Period ..................   $ 8,435,971        $ 29,427          $ 1,034,884          $ 30,805
                                      ===========        ========          ===========          ========




                                                                               SUBACCOUNTS
                                     ------------------------------------------------------------------------------
                                              PRUDENTIAL SERIES FUND                           AIM V.I.
                                                      GLOBAL                              GROWTH AND INCOME
                                     ------------------------------------------------------------------------------
                                          YEAR               JULY 31, 1997*         YEAR            JULY 31, 1997*
                                          ENDED                 TO                  ENDED                TO
                                     DECEMBER 31, 1998   DECEMBER 31, 1997      DECEMBER 31, 1998   DECEMBER 31, 19
                                     ------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ...     $    67,098             ($  141)             $  29,122          ($    57)
                                        -----------             -------              ---------          --------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
     Transfers In [Notes 7&8] .....       1,462,943              17,037                172,567            11,089
  Withdrawals and
     Transfers Out [Notes 7&8] ....        (164,746)             (2,785)                (3,487)             --
 Annual Account Charges Deducted
    From Participants' Accumulation
   Accounts [Note 4] ..............             (26)               --                     (113)               (5)
                                        -----------             -------              ---------          --------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS ..............       1,298,171              14,252                168,957            11,084
                                        -----------             -------              ---------          --------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS .....................       1,365,269              14,111                198,079            11,027
NET ASSETS
   Beginning of Period ............          14,111                --                   11,027              --
                                        -----------             -------              ---------          --------
   End of Period ..................     $ 1,379,380             $14,111              $ 209,106          $ 11,027
                                        ===========             =======              =========          ========

                                                                          SUBACCOUNTS
                                         -------------------------------------------------------------------------------------
                                                           AIM V.I.                           JANUS ASPEN
                                                            VALUE                              GROWTH
                                         -------------------------------------------------------------------------------------
                                               YEAR           JULY 31, 1997*            YEAR           JULY 31, 1997*
                                              ENDED                TO                 ENDED                 TO
                                         DECEMBER 31, 1998   DECEMBER 31, 1997    DECEMBER 31, 1998     DECEMBER 31, 1997
                                         -------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ..          $ 68,346          ($    424)             $  89,727            ($     26)
                                            --------          ---------              ---------            ---------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
     Transfers In [Notes 7&8] ....           410,625             17,701                519,122                4,652
   Withdrawals and
     Transfers Out [Notes 7&8] ...           (10,598)              --                  (36,451)                --
 Annual Account Charges Deducted
   From Participants' Accumulation
     Accounts [Note 4] ...........               (37)              --                      (73)                  (8)
                                            --------         ---------              ---------            ---------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS .............           399,990             17,701                482,598                4,644
TOTAL INCREASE/(DECREASE) IN                --------          ---------              ---------            ---------
   NET ASSETS ....................           468,336             17,277                572,325                4,618
NET ASSETS
   Beginning of Period ...........            17,277               --                    4,618                 --
                                            --------          ---------              ---------            ---------
   End of Period .................          $485,613          $  17,277              $ 576,943            $   4,618
                                            ========          =========              =========            =========


                                                                             SUBACCOUNTS
                                         -------------------------------------------------------------------------------------------
                                                 JANUS ASPEN                                         MFS
                                             INTERNATIONAL GROWTH                                EMERGING GROWTH
                                         -------------------------------------------------------------------------------------------
                                              YEAR             JULY 31, 1997*               YEAR                 JULY 31, 1997*
                                             ENDED                   TO                    ENDED                       TO
                                          DECEMBER 31, 1998     DECEMBER 31, 1997       DECEMBER 31, 1998         DECEMBER 31, 1997
                                         -------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ..         $  13,892              ($     99)                $ 124,826                ($  21)
                                           ---------              ---------                 ---------                 ------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
     Transfers In [Notes 7&8] ....           369,321                  8,806                   704,021                  4,719
   Withdrawals and
     Transfers Out [Notes 7&8] ...           (11,285)                  --                     (24,367)                  --
 Annual Account Charges Deducted
   From Participants' Accumulation
     Accounts [Note 4] ...........                (3)                  --                         (24)                  --
                                           ---------              ---------                 ---------                 ------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS .............           358,033                  8,806                   679,630                  4,719
TOTAL INCREASE/(DECREASE) IN               ---------              ---------
   NET ASSETS ....................           371,925                  8,905                   804,456                  4,698
NET ASSETS
   Beginning of Period ...........             8,905                   --                       4,698                   --
                                           ---------              ---------                 ---------                 ------
   End of Period .................         $ 380,830              $   8,905                 $ 809,154                 $4,698
                                           =========              =========                 =========                 ======



*Commencement of Operations


                        SEE NOTES TO FINANCIAL STATEMENTS

                 FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNTS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                           SUBACCOUNTS
                                     -----------------------------------------------------------------------------------------------
                                                     MFS                                    OCC ACCUMULATION
                                                   RESEARCH                                  TRUST MANAGED
                                    ------------------------------------------------------------------------------------------------
                                          YEAR              JULY 31, 1997*            YEAR                JULY 31, 1997*
                                         ENDED                   TO                  ENDED                     TO
                                    DECEMBER 31, 1998      DECEMBER 31, 1997     DECEMBER 31, 1998         DECEMBER 31, 1997
                                   -------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ...   $  13,426                ($  142)             $   7,331                  ($    57)
                                      ---------                -------              ---------                  --------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
     Transfers In [Notes 7&8] .....     169,889                  7,711                242,811                    21,752
   Withdrawals and
     Transfers Out [Note 7&8] .....     (18,797)                  --                  (14,910)                     --
 Annual Account Charges Deducted
   From Participants' Accumulation
    Accounts [Note 4] .............         (63)                   (11)                  (343)                      (23)
                                      ---------                -------              ---------                  --------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS ..............     151,029                  7,700                227,558                    21,729
                                      ---------                -------              ---------                  --------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS .....................     164,455                  7,558                234,889                    21,672
NET ASSETS
   Beginning of Period ............       7,558                   --                   21,672                      --
                                      ---------                -------              ---------                  --------
   End of Period ..................   $ 172,013                $ 7,558              $ 256,561                  $ 21,672
                                      =========                =======              =========                  ========



                                                                           SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------
                                                          OCC ACCUMULATION                               T. ROWE PRICE
                                                          TRUST SMALL CAP                                EQUITY INCOME
                                            ----------------------------------------------------------------------------------------
                                                  YEAR              JULY 31, 1997*               YEAR              JULY 31, 1997*
                                                 ENDED                     TO                    ENDED                   TO
                                              DECEMBER 31, 1998      DECEMBER 31, 1997       DECEMBER 31, 1998     DECEMBER 31, 1997
                                            ----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...           ($  3,532)             $    368                $  13,625                  $   572
                                              ---------              --------                ---------                  -------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
     Transfers In [Notes 7&8] .....              95,630                30,800                  278,367                   17,463
   Withdrawals and
     Transfers Out [Note 7&8] .....              (3,337)               (2,796)                  (2,335)                    --
 Annual Account Charges Deducted
   From Participants' Accumulation
    Accounts [Note 4] .............                  (8)                 --                       (167)                    --
                                              ---------              --------                ---------                  -------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS ..............              92,285                28,004                  273,865                   17,463
                                              ---------              --------                ---------                  -------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS .....................              88,753                28,372                  287,490                   18,035
NET ASSETS
   Beginning of Period ............              28,372                  --                     18,035                     --
                                              ---------              --------                ---------                  -------
   End of Period ..................           $ 117,125              $ 28,372               $ 305,525                  $  18,035
                                              =========              ========                =========                  ========



                                                                          SUBACCOUNTS
                                         -------------------------------------------------------------------------------------
                                                        T. ROWE PRICE                           WARBURG PINCUS
                                                     INTERNATIONAL STOCK                      POST-VENTURE CAPITAL
                                         -------------------------------------------------------------------------------------
                                               YEAR                JULY 31, 1997*              YEAR            JULY 31, 1997*
                                              ENDED                     TO                    ENDED                TO
                                         DECEMBER 31, 1998        DECEMBER 31, 1997     DECEMBER 31, 1998    DECEMBER 31, 1997
                                         -----------------        -----------------     -----------------    -----------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS .........    $  5,181                  $    3                 $  3,450            $ 2
                                             --------                  ------                 --------            ---
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
     Transfers In [Notes 7&8] ...........      60,070                   1,928                   62,801             47
   Withdrawals and
     Transfers Out [Notes 7&8] ..........        (422)                   --                     (2,031)            --
 Annual Account Charges Deducted
   From Participants' Accumulation
    Accounts [Note 4] ...................        --                      --                       --               --
                                             --------                  ------                 --------            ---
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS ....................      59,648                   1,928                   60,770             47
                                             --------                  ------                 --------            ---
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS ...........................      64,829                   1,931                   64,220             49
NET ASSETS
   Beginning of Period ..................       1,931                    --                         49             --
                                             --------                  ------                 --------            ---
   End of Period ........................    $ 66,760                  $1,931                 $ 64,269            $49
                                             ========                  ======                 ========            ===



*Commencement of Operations



                      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNT
--------------------------------------------------------------------------------

NOTE 1: GENERAL

        The Prudential Discovery Select Group Variable Contract Account (the "Discovery Account") was established on February 11, 1997 by The Prudential Insurance Company of America (Prudential or Company) and commenced operations on July 31, 1997under the laws of the State of New Jersey and meets the definition of a "separate account" under federal securities laws. The Discovery Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company.


        The Discovery Account is used in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and with nonqualified annuity arrangements. The Small Plan Contract is used exclusively with the retirement plans qualified under Sections 401(k) or 401(a) of the Code that generally have 100 or fewer Participants. The Contracts are group annuity contracts and generally are issued to employers (Contractholders) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."


        The Discovery Account is comprised of 22 Subaccounts. The assets of each Subaccount are invested in a corresponding Fund listed as follows:


THE PRUDENTIAL SERIES FUND, INC.      MFS VARIABLE INSURANCE TRUST
  Money Market Portfolio                Emerging Growth Series
  Diversified Bond Portfolio            Research Series
  Government Income Portfolio
  Conservative Balanced Portfolio     OCC ACCUMULATION TRUST
  Flexible Managed Portfolio            Managed Portfolio
  High Yield Bond Portfolio             Small Cap Portfolio
  Stock Index Portfolio
  Equity Income Portfolio             T. ROWE PRICE
  Equity Portfolio                      T. Rowe Price Equity Series, Inc.,
  Prudential Jennison Portfolio         Equity Income Portfolio
  Global Portfolio                      T. Rowe Price International Series, Inc.
                                        International Stock Portfolio
AIM VARIABLE INSURANCE
  AIM V.I. Growth and Income Fund     WARBURG PINCUS TRUST
  AIM V.I. Value Fund                   Post-Venture Capital Portfolio

JANUS ASPEN SERIES
  Growth Portfolio
  International Growth Portfolio


        All contractual and other obligations arising under contracts participating in the Discovery Account are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

        SIGNIFICANT ACCOUNTING POLICIES

        Investments--The investments in shares of the Funds are stated at the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are invested in additional shares of the Funds and are recorded on ex-dividend date.

NOTES TO FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNT
--------------------------------------------------------------------------------

NOTE 2: INVESTMENT INFORMATION

        The number of shares of each portfolio of the Fund, the Net Asset Value
        (NAV) per share for each portfolio held by the Subaccounts of the Discovery Account, and the aggregate cost of investments in such shares as of December 31, 1998 were as follows:

                          PRUDENTIAL SERIES   PRUDENTIAL SERIES   PRUDENTIAL SERIES       PRUDENTIAL SERIES    PRUDENTIAL SERIES
                               FUND                 FUND                FUND                    FUND                 FUND
                             MONEY MARKET    DIVERSIFIED BOND    GOVERNMENT INCOME     CONSERVATIVE BALANCED  FLEXIBLE MANAGED
                          -----------------  ----------------    -----------------     ---------------------- -------------------
         Number of Shares      45,268            59,568              31,703                  107,913                98,395
         NAV per Share       $  10.00          $  11.06            $  11.87               $    15.08             $   16.56
         Cost at 12-31-98    $452,682          $663,335            $375,938               $1,685,482            $1,748,421

                           PRUDENTIAL SERIES PRUDENTIAL SERIES   PRUDENTIAL SERIES       PRUDENTIAL SERIES    PRUDENTIAL SERIES
                                 FUND              FUND                FUND                    FUND                 FUND
                            HIGH YIELD BOND     STOCK INDEX        EQUITY INCOME              EQUITY              JENNISON
                            ---------------  ----------------    -----------------      ------------------   ------------------
         Number of Shares       27,493           132,564             27,146                     284,908              42,675
         NAV per Share        $   7.21        $    37.74           $  20.03                  $    29.64            $  23.91
         Cost at 12-31-98     $211,398        $4,608,580           $584,172                  $9,395,574            $877,932

                            PRUDENTIAL SERIES   AIM V.I.                                        JANUS ASPEN            MFS
                                  FUND         GROWTH AND         AIM V.I.     JANUS ASPEN     INTERNATIONAL        EMERGING
                                 GLOBAL          INCOME             VALUE        GROWTH           GROWTH             GROWTH
                            -----------------  ----------        --------      ------------    --------------      ----------
         Number of Shares        65,268           8,843            18,504         24,454           16,892            37,301
         NAV per Share       $    21.16        $  23.75          $  26.25       $  23.54         $  21.27          $  21.47
         Cost at 12-31-98    $1,362,905        $182,123          $434,605       $478,303         $340,664          $665,199

                                        OCC ACCUMULATION  OCC ACCUMULATION     T. ROWE          T. ROWE       WARBURG PINCUS
                                MFS           TRUST             TRUST           PRICE            PRICE         POST-VENTURE
                             RESEARCH        MANAGED          SMALL CAP     EQUITY INCOME INTERNATIONAL STOCK     CAPITAL
                             --------        -------          ---------     ------------- -------------------  ------------
         Number of Shares       9,048          5,881             4,738          15,902           4,606             5,487
         NAV per Share       $  19.05       $  43.74          $  23.10        $  19.25         $ 14.52           $ 11.82
         Cost at 12-31-98    $152,675       $247,229          $110,412        $299,513         $61,038           $59,207

NOTE 3: EXPENSES


        A daily charge at an effective annual rate of 0.85% of the average participant account value of each Subaccount of the Discovery Account is paid to Prudential for administrative expenses not provided by the annual account charge with respect to Contracts other than the Small Plan Contract. A daily charge at an effective annual rate of 0.15% of the average participant account value of each Subaccount of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts. For Small Plan Contracts, the effective annual rate is 1.05% for the Administrative fee.


NOTE 4: ANNUAL ACCOUNT CHARGE

        An additional administrative charge of up to $32, the annual account charge, is paid to Prudential on or about the last day of each calendar year and at the time of a full withdrawal. The annual account charge will be prorated for new Participants on a monthly basis for their first year of participation. Generally, the charge will first be made against the Participant Account Value under the guaranteed interest account (if available). If the Participant is not invested in the guaranteed interest account, or if the Participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or of more the Subaccounts in which the Participant is invested.

NOTE 5: WITHDRAWAL CHARGE

        A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. With respect to Contracts other than the Small Plan Contract, the maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a Program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a

NOTES TO FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNT
--------------------------------------------------------------------------------

        Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder.

        Under the Small Plan Contract, a Participant making a full or partial withdrawal does not pay the withdrawal charge indicated above. Instead, withdrawal charges under the Small Plan Contract are triggered only when the Employer to which the Contract was issued terminates the Contract in whole or in part. Under full termination of the Contract, the withdrawal charge would be assessed against the Employer based on the total value of contributions withdrawn under the terminated Contract. Under a partial termination of the Contract, the withdrawal charge is assessed only against those assets withdrawn by reason of a specified group, classification or type of employee leaving the Plan as a result of a corporate merger restructuring, or other comparable employer-initiated event.


        Each Participant's Account Value that is withdrawn in connection with such a full or partial Contract termination may be subject to a withdrawal charge. The amount of the withdrawal charge varies depending on the number of years that have elapsed since the Small Plan Contract became effective. Specifically, the withdrawal charge is equal to 5% of contributions withdrawn during the first year of the Contract and the charge declines by one percentage each year thereafter. After five complete years have elapsed from the effective date of the Small Plan Contract no such withdrawal charge is deducted.

NOTE 6: TAXES

        The Discovery Account is not considered a separate taxpayer for purposes of the Internal Revenue Code. As distinguished from most other registered investment companies -- which are separate taxpayers -- the earnings of the Subaccounts invested in the Funds are taxed as part of the income of Prudential. As a result, the unit value of the Subaccounts has not been reduced by federal income taxes.

NOTE 7: UNIT TRANSACTIONS

        The number of units issued and redeemed during the year ended December 31, 1998 and the period July 31, 1997 through December 31, 1997 was as follows:

        1998

                          PRUDENTIAL SERIES       PRUDENTIAL SERIES         PRUDENTIAL SERIES         PRUDENTIAL SERIES
                               FUND                    FUND                       FUND                      FUND
                           MONEY MARKET           DIVERSIFIED BOND          GOVERNMENT INCOME         CONSERVATIVE BALANCED
                          -----------------      -------------------        -----------------        -----------------------
        Units issued           77,066                 77,584                     46,903                    157,519
        Units redeemed         34,889                 15,085                     13,049                     11,642


                            PRUDENTIAL SERIES      PRUDENTIAL SERIES     PRUDENTIAL SERIES
                                   FUND                 FUND                  FUND
                              FLEXIBLE MANAGED      HIGH YIELD BOND        STOCK INDEX
                             -----------------   ------------------      ----------------
        Units issued             167,022                19,350              412,078
        Units redeemed            22,034                 1,515               31,405


                         PRUDENTIAL SERIES PRUDENTIAL SERIES  PRUDENTIAL SERIES PRUDENTIAL SERIES  AIM V.I.
                               FUND               FUND             FUND              FUND         GROWTH AND   AIM V.I.  JANUS ASPEN
                           EQUITY INCOME         EQUITY           JENNISON          GLOBAL          INCOME       VALUE     GROWTH
                           -------------   -----------------  ----------------- ------------------ ----------  ---------- ----------
       Units issued           53,716           862,500           76,594              140,744        16,129       36,711     46,330
       Units redeemed          1,309            95,754            2,665               17,855           352        1,007      3,517


                    JANUS ASPEN     MFS             OCC ACCUMULATION OCC ACCUMULATION  T. ROWE       T. ROWE         WARBURG PINCUS
                   INTERNATIONAL  EMERGING     MFS         TRUST         TRUST          PRICE           PRICE          POST-VENTURE
                      GROWTH       GROWTH   RESEARCH      MANAGED      SMALL CAP     EQUITY INCOME INTERNATIONAL STOCK   CAPITAL
                   -------------  --------  --------      -------    --------------- ------------- ------------------- -------------
      Units issued     35,096      63,305     15,701      23,307         10,378         25,387           6,346           6,273
      Units redeemed    1,303       2,611      1,932       1,573           417            239             40               239


      1997

             PRUDENTIAL SERIES PRUDENTIAL SERIES  PRUDENTIAL SERIES  PRUDENTIAL SERIES
                 FUND               FUND                FUND               FUND
              MONEY MARKET     DIVERSIFIED BOND   GOVERNMENT INCOME  CONSERVATIVE BALANCED
             ----------------- ----------------   -----------------  ---------------------
Units issued     819                543                 60                  565
Units redeemed    4                  1                 --                    2


                PRUDENTIAL SERIES   PRUDENTIAL SERIES  PRUDENTIAL SERIES
                     FUND                 FUND              FUND
                  FLEXIBLE MANAGED     HIGH YIELD BOND   STOCK INDEX
                ------------------  ------------------  -----------------
Units issued          4,297                1,954          1,891
Units redeemed           11                    2              1








                PRUDENTIAL SERIES   PRUDENTIAL SERIES  PRUDENTIAL SERIES    PRUDENTIAL SERIES     AIM V.I.
                      FUND               FUND                 FUND                FUND           GROWTH AND   AIM V.I.  JANUS ASPEN
                  EQUITY INCOME         EQUITY              JENNISON             GLOBAL            INCOME       VALUE     GROWTH
                  -------------     -----------------  -----------------    ------------------   -----------  --------  ------------
Units issued        1,175                3,332               3,548               1,890               1,123      1,738       462
Units redeemed          4                  425                 437                 314                   1         --        --


                                                                                                        T. ROWE
                  JANUS ASPEN     MFS               OCC ACCUMULATION   OCC ACCUMULATION   T. ROWE        PRICE       WARBURG PINCUS
                 INTERNATIONAL EMERGING       MFS         TRUST             TRUST          PRICE      INTERNATIONAL   POST-VENTURE
                    GROWTH      GROWTH     RESEARCH      MANAGED          SMALL CAP     EQUITY INCOME    STOCK           CAPITAL
                 ------------- --------    --------      -------        --------------   ------------ -------------   -------------
Units issued        942           470         780         2,137            3,058             1,704        216                5
Units redeemed      --            --           1              2              277               --          --               --


NOTES TO FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNT
--------------------------------------------------------------------------------

NOTE 8: PARTICIPANT LOANS


        The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan or (b) 50% of the value of the Participant's vested interest under a Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. With respect to Contracts other than the Small Plan Contract, the Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted pro rata from the participant account value in subaccounts. With respect to the Small Plan Contract, amounts borrowed are deducted from a Participant's Subaccounts on a pro rata basis. With respect to such Contracts, amounts repaid on a loan are applied to a Participant's Subaccounts based on the Participant's current contribution allocations.


        The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service.

        Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for recordkeeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan and is not greater than the average expected cost of the services required to maintain the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. For the year ended December 31, 1998 and the period ended December 31, 1997 the amount of participant loans that was withdrawn from the Subaccounts is follows:

        1998

       PRUDENTIAL SERIES PRUDENTIAL SERIES PRUDENTIAL SERIES PRUDENTIAL SERIES PRUDENTIAL SERIES PRUDENTIAL SERIES PRUDENTIAL SERIES
             FUND              FUND             FUND               FUND                FUND             FUND             FUND
         MONEY MARKET    DIVERSIFIED BOND  GOVERNMENT INCOME CONSERVATIVE BALANCED FLEXIBLE MANAGED HIGH YIELD BOND   STOCK INDEX
       ----------------  ----------------  ----------------- --------------------- ---------------- ----------------  --------------
Loans          --             635                 --                2,484              5,575              --            5,309
Repayments     --             --                  --                   --                313              11              498


              PRUDENTIAL SERIES  PRUDENTIAL SERIES   PRUDENTIAL SERIES   PRUDENTIAL SERIES   AIM V.I.
                    FUND                FUND                FUND               FUND         GROWTH AND     AIM V.I.      JANUS ASPEN
                EQUITY INCOME          EQUITY             JENNISON             GLOBAL          INCOME       VALUE           GROWTH
              -----------------  -----------------   ------------------  ------------------ -----------    ---------     -----------
Loans           4,247                10,176               5,250                298             --             --           6,562
Repayments        289                 2,279               2,279              1,334             --             --            --


                                                                                                          T. ROWE
               JANUS ASPEN     MFS                OCC ACCUMULATION    OCC ACCUMULATION    T. ROWE          PRICE     WARBURG PINCUS
              INTERNATIONAL EMERGING       MFS          TRUST              TRUST           PRICE        INTERNATIONAL POST-VENTURE
                 GROWTH      GROWTH     RESEARCH       MANAGED           SMALL CAP      EQUITY INCOME      STOCK         CAPITAL
              ------------- ---------   --------  ----------------    ----------------- -------------  ------------- ---------------
Loans             --          1,416       2,707          611                 --             --                --           --
Repayments        --          1,026         175           --               1,346            --                11           --


NOTES TO FINANCIAL STATEMENTS OF THE DISCOVERY ACCOUNT
--------------------------------------------------------------------------------



  1997

      PRUDENTIAL SERIES PRUDENTIAL SERIES PRUDENTIAL SERIES PRUDENTIAL SERIES  PRUDENTIAL SERIES PRUDENTIAL SERIES PRUDENTIAL SERIES
              FUND           FUND              FUND                FUND                 FUND           FUND               FUND
       MONEY MARKET    DIVERSIFIED BOND   GOVERNMENT INCOME CONSERVATIVE BALANCED FLEXIBLE MANAGED  HIGH YIELD BOND     STOCK INDEX
      ---------------- ----------------   ----------------- ------------ -------- ----------------  ---------------   --------------
Loans       --               --                 --                  --                   --             --                 --
Repayments  --               --                 --                  --                   --             --                 --



                     PRUDENTIAL SERIES  PRUDENTIAL SERIES PRUDENTIAL SERIES  PRUDENTIAL SERIES  AIM V.I.
                            FUND             FUND               FUND               FUND        GROWTH AND  AIM V.I.  JANUS ASPEN
                        EQUITY INCOME       EQUITY            JENNISON            GLOBAL         INCOME     VALUE     GROWTH
                     -----------------  ----------------- ----------------- -----------------  ----------  --------  ------------
Loans                        --              4,171              4,225             2,785            --        --         --
Repayments                   --               --                  --                --             --        --         --



            JANUS ASPEN    MFS               OCC ACCUMULATION   OCC ACCUMULATION   T. ROWE         T. ROWE           WARBURG PINCUS
           INTERNATIONAL EMERGING    MFS         TRUST               TRUST          PRICE            PRICE             POST-VENTURE
              GROWTH      GROWTH   RESEARCH      MANAGED           SMALL CAP    EQUITY INCOME   INTERNATIONAL STOCK      CAPITAL
           ------------- --------  --------  ----------------   --------------- -------------   -------------------  ---------------
Loans           --         --        --           --                 2,796           --               --                    --
Repayments      --         --        --           --                  --             --               --                    --



NOTE 10: CONDENSED FINANCIAL INFORMATION
         ACCUMULATION UNIT VALUES FOR DISCOVERY ACCOUNT


PRUDENTIAL SERIES FUND
MONEY MARKET                        01/01/98    07/31/97*
                                       to           to
                                    12/31/98    12/31/97
                                    --------    ---------
Beginning of period (rounded)        $10.08      $10.00
End of period (rounded)              $10.52      $10.08
Accumulation Units
   Outstanding at end of period      42,992         815


PRUDENTIAL SERIES FUND
DIVERSIFIED BOND                    01/01/98       07/31/97*
                                      to             to
                                    12/31/98       12/31/97
                                    --------       --------
Beginning of period (rounded)       $10.07         $10.00
End of period (rounded)             $10.68         $10.07
Accumulation Units
   Outstanding at end of period     63,041         542


PRUDENTIAL SERIES FUND
GOVERNMENT INCOME                  01/01/98      07/31/97*
                                      to             to
                                   12/31/98       12/31/97
                                   --------       --------
Beginning of period (rounded)        $10.27        $10.00
End of period (rounded)              $11.10        $10.27
Accumulation Units
   Outstanding at end of period      33,914            60


PRUDENTIAL SERIES FUND
CONSERVATIVE BALANCED               01/01/98       07/31/97*
                                      to             to
                                    12/31/98       12/31/97
                                    --------       --------
Beginning of period (rounded)        $10.03         $10.00
End of period (rounded)              $11.10         $10.03
Accumulation Units
   Outstanding at end of period     146,440            563

*Commencement of Operations


PRUDENTIAL SERIES FUND
FLEXIBLE MANAGED                     01/01/98      07/31/97*
                                         to           to
                                     12/31/98      12/31/97
                                     --------      --------
Beginning of period (rounded)         $09.99         $10.00
End of period (rounded)               $10.90         $ 9.99
Accumulation Units
   Outstanding at end of period      149,274          4,286


PRUDENTIAL SERIES FUND
HIGH YIELD BOND                      01/01/98       07/31/97*
                                        to             to
                                     12/31/98       12/31/97
                                     ---------      --------
Beginning of period (rounded)          $10.37         $10.00
End of period (rounded)                $10.02         $10.37
Accumulation Units
   Outstanding at end of period        19,787          1,952


PRUDENTIAL SERIES FUND
STOCK INDEX                           01/01/98      07/31/97*
                                         to            to
                                      12/31/98      12/31/97
                                      --------      --------
Beginning of period (rounded)           $10.29        $10.00
End of period (rounded)                 $13.09        $10.29
Accumulation Units
   Outstanding at end of period        382,563         1,890


PRUDENTIAL SERIES FUND
EQUITY INCOME                          01/01/98      07/31/97*
                                          to            to
                                       12/31/98      12/31/97
                                       ---------     ---------
Beginning of period (rounded)            $10.48        $10.00
End of period (rounded)                  $10.13        $10.48
Accumulation Units
   Outstanding at end of period          53,578         1,171

NOTES TO FINANCIAL STATEMENTS OF DISCOVERY ACCOUNT
--------------------------------------------------------------------------------
NOTE 10 (CONT'D): CONDENSED FINANCIAL INFORMATION
ACCUMULATION UNIT VALUES FOR THE DISCOVERY ACCOUNT


PRUDENTIAL SERIES FUND
EQUITY                             01/01/98      07/31/97*
                                     to             to
                                   12/31/98      12/31/97
                                   --------      ---------
Beginning of period (rounded)     $  10.12        $10.00
End of period (rounded)           $  10.96        $10.12
Accumulation Units
   Outstanding at end of period    769,653         2,907

PRUDENTIAL SERIES FUND
JENNISON                          01/01/98      07/31/97*
                                     to            to
                                  12/31/98      12/31/97
                                  --------      --------
Beginning of period (rounded)     $ 09.87        $10.00
End of period (rounded)           $ 13.43        $09.87
Accumulation Units
   Outstanding at end of period    77,040         3,111

PRUDENTIAL SERIES FUND
GLOBAL                            01/01/98      07/31/97*
                                    to             to
                                  12/31/98      12/31/97
                                 ---------      --------
Beginning of period (rounded)     $08.95        $10.00
End of period (rounded)           $11.08        $08.95
Accumulation Units
   Outstanding at end of period  124,465         1,576

AIM V.I.
GROWTH AND INCOME                 01/01/98      07/31/97*
                                     to            to
                                  12/31/98      12/31/97
                                  --------      ---------
Beginning of period (rounded)      $09.79        $10.00
End of period (rounded)            $12.37        $09.79
Accumulation Units
   Outstanding at end of period    16,899        1,122

AIM V.I.
VALUE                            01/01/98       07/31/97*
                                    to             to
                                 12/31/98       12/31/97
                                 --------       --------
Beginning of period (rounded)     $09.89         $10.00
nd of period (rounded)            $12.97         $09.89
Accumulation Units
   Outstanding at end of period   37,442         1,738


JANUS ASPEN GROWTH               01/01/98       07/31/97*
                                   to             to
                                 12/31/98       12/31/97
                                 --------       ---------
Beginning of period (rounded)     $09.92         $10.00
End of period (rounded)           $13.33         $09.92
Accumulation Units
   Outstanding at end of period   43,275            462

JANUS ASPEN
INTERNATIONAL GROWTH              01/01/98       07/31/97*
                                     to             to
                                  12/31/98       12/31/97
                                  --------       ---------
Beginning of period (rounded)      $09.44         $10.00
End of period (rounded)            $10.96         $09.44
Accumulation Units
   Outstanding at end of period    34,735            942

MFS
EMERGING GROWTH                   01/01/98      07/31/97*
                                     to             to
                                  12/31/98      12/31/97
                                  --------      ---------
Beginning of period (rounded)      $09.95         $10.00
End of period (rounded)            $13.23         $09.95
Accumulation Units
   Outstanding at end of period    61,164            470

MFS
RESEARCH                          01/01/98       07/31/97*
                                    to             to
                                  12/31/98       12/31/97
                                  --------       ---------
Beginning of period (rounded)       $09.67         $10.00
End of period (rounded)             $11.82         $09.67
Accumulation Units
   Outstanding at end of period     14,548            779

OCC ACCUMULATION TRUST
MANAGED                           01/01/98      07/31/97*
                                     to            to
                                  12/31/98      12/31/97
                                  --------      ---------
Beginning of period (rounded)      $10.13        $10.00
End of period (rounded)            $10.75        $10.13
Accumulation Units
   Outstanding at end of period    23,869        2,135

OCC ACCUMULATION TRUST
SMALL CAP                         01/01/98      07/31/97*
                                     to            to
                                  12/31/98      12/31/97
                                  --------      ---------
Beginning of period (rounded)      $10.20        $10.00
End of period (rounded)            $ 9.19        $10.20
Accumulation Units
   Outstanding at end of period    12,742         2,781

T. ROWE PRICE
EQUITY INCOME                     01/01/98      07/31/97*
                                     to            to
                                  12/31/98      12/31/97
                                  --------      ---------
Beginning of period (rounded)      $10.54        $10.00
End of period (rounded)            $11.38        $10.54
Accumulation Units
   Outstanding at end of period    26,852         1,704

T. ROWE PRICE
INTERNATIONAL STOCK               01/01/98      07/31/97*
                                    to            to
                                  12/31/98      12/31/97
                                  --------      ----------
Beginning of period (rounded)      $08.92        $10.00
End of period (rounded)            $10.24        $08.92
Accumulation Units
   Outstanding at end of period     6,523           216

WARBURG PINCUS
POST-VENTURE CAPITAL               01/01/98      07/31/97*
                                      to            to
                                   12/31/98      12/31/97
                                   --------      ---------
Beginning of period (rounded)       $10.08        $10.00
End of period (rounded)             $10.64        $10.08
Accumulation Units
   Outstanding at end of period      6,039

Report of Independent Accountants




To the Contract Holders of
The Prudential Discovery Select Group Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Prudential Series Fund Money Market Subaccount, Prudential Series Fund Diversified Bond Subaccount, Prudential Series Fund Government Income Subaccount, Prudential Series Fund Conservative Balanced Subaccount, Prudential Series Fund Flexible Managed Subaccount, Prudential Series Fund High Yield Bond Subaccount, Prudential Series Fund Stock Index Subaccount, Prudential Series Fund Equity Income Subaccount, Prudential Series Fund Equity Subaccount, Prudential Series Fund Jennison Subaccount, Prudential Series Fund Global Subaccount, AIM V.I. Growth and Income Subaccount, AIM V.I. Value Subaccount, Janus Aspen Growth Subaccount, Janus Aspen International Growth Subaccount, MFS Emerging Growth Subaccount, MFS Research Subaccount, OCC Accumulation Trust Managed Subaccount, OCC Accumulation Trust Small Cap Subaccount, T. Rowe Price Equity Series Equity Income Subaccount, T. Rowe Price International Series International Stock Subaccount and Warburg Pincus Post-Venture Capital Subaccount (separately managed portfolios of The Prudential Discovery Select Group Variable Contract Account; the "Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for the two periods in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998 with the underlying funds' transfer agents, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 25, 1999

      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

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16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******